Securities Act File No. 333-250170

U.S. SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

_______________________

FORM N-14

REGISTRATION STATEMENT UNDER THE

SECURITIES ACT OF 1933

☒   Pre-Effective Amendment No. 1 ☐   Post-Effective Amendment No.

(Check appropriate box or boxes)

__________________________________________________________________

general money market fund, inc.
(Exact Name of Registrant as Specified in its Charter)

Registrant's Telephone Number, including Area Code: (212) 922-6000

c/o BNY Mellon Investment Adviser, Inc.
240 Greenwich Street
New York, New York 10286
(Address of Principal Executive Offices)

Jeff Prusnofsky, Esq.
c/o BNY Mellon Investment Adviser, Inc.
240 Greenwich Street
New York, New York 10286
(Name and Address of Agent for Service)

COPY TO:

David Stephens, Esq.
Proskauer Rose LLP
Eleven Times Square
New York, New York 10036

__________________________________________________________________

Approximate Date of Proposed Public Offering: As soon as practicable after this Registration Statement is declared effective.

The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933, as amended, or until this Registration Statement shall become effective on such date as the Commission, acting pursuant to said Section 8(a), may determine.

An indefinite number of Registrant's shares of common stock, par value $0.001 per share, has been registered pursuant to Rule 24f-2 under the Investment Company Act of 1940. Accordingly, no filing fee is being paid at this time.

Dreyfus Liquid Assets, Inc.

c/o BNY Mellon Investment Adviser, Inc.
240 Greenwich Street
New York, New York 10286
1-800-373-9387
www.bnymellonim.com/us

Dear Shareholder:

As a shareholder of Dreyfus Liquid Assets, Inc. (the "Fund"), you are being asked to vote on an Agreement and Plan of Reorganization to allow the Fund to transfer all of its assets in a tax-free reorganization to General Money Market Fund, Inc. (to be restructured and named, on or about February 1, 2021, Dreyfus Money Market Fund (the "Acquiring Fund")), in exchange solely for Class A shares and Dreyfus Class shares (to be renamed, on or about February 1, 2021, Wealth shares and Premier shares, respectively) of the Acquiring Fund and the assumption by the Acquiring Fund of the Fund's stated liabilities. The Acquiring Fund, like the Fund, is a money market fund that seeks to maintain a stable share price of $1.00. The Fund and the Acquiring Fund are managed by Dreyfus Cash Investment Strategies, a division of BNY Mellon Investment Adviser, Inc. ("BNYM Investment Adviser"), the investment adviser to the Fund and the Acquiring Fund.

Management of BNYM Investment Adviser has reviewed the lineup of Dreyfus money market funds and has concluded that it would be appropriate to consolidate certain funds having similar investment objectives and strategies and that would otherwise benefit fund shareholders. As a result of the review, management recommended to the Fund's Board of Directors that the Fund be consolidated with the Acquiring Fund. The reorganization of the Fund would occur on or about May 13, 2021 if approved by shareholders.

If the Agreement and Plan of Reorganization is approved and consummated for the Fund, you would no longer be a shareholder of the Fund, but would become a shareholder of the Acquiring Fund. Holders of Class Z shares and Class 1 shares of the Fund would receive Wealth shares of the Acquiring Fund and holders of Class 2 shares of the Fund would receive Premier shares of the Acquiring Fund. Management of BNYM Investment Adviser believes that the reorganization will permit Fund shareholders to pursue the same investment goals in a larger combined fund that will have a lower management fee and a lower total annual expense ratio. The Acquiring Fund and the Fund are money market funds and have the same investment objective and substantially similar investment management policies. As money market funds, the funds are subject to the maturity, quality, liquidity and diversification requirements of Rule 2a-7 under the Investment Company Act of 1940, as amended, and seek to maintain a stable net asset value of $1.00 per share. The Acquiring Fund and the Fund have comparable performance records. The Acquiring Fund's Wealth shares will have after the reorganization a lower total annual expense ratio than the Fund's Class Z shares and Class 1 shares, and the Acquiring Fund's Premier shares have and after the reorganization will have a lower total annual expense ratio than the Fund's Class 2 shares (in each case, reflecting the reduction to the Acquiring Fund's management fee, effective on or about February 1, 2021). Management believes that Fund shareholders should benefit from owning shares of a combined fund that has a larger asset size and more diverse shareholder base, and that Fund shareholders should benefit from more efficient portfolio management and certain operational efficiencies. In addition, management believes that based on the similarities between the Fund and the Acquiring Fund, the reorganization also would eliminate the duplication of resources and costs associated with servicing the funds as separate entities. As a result, management recommended to the Fund's Board of Directors that the Fund be consolidated with the Acquiring Fund.

After careful review, the Fund's Board of Directors has unanimously approved the proposed reorganization of the Fund. The Fund's Board of Directors believes that the reorganization will permit Fund shareholders to pursue the same investment goals in a larger combined fund that has a lower total annual expense ratio than the Fund, and has a performance record that is comparable to that of the Fund. In approving the reorganization, the Fund's Board of Directors determined that the reorganization is advisable and in the best interests of the Fund and that the interests of the Fund's shareholders will not be diluted as a result of the reorganization. The Fund's Board of Directors recommends that you read the enclosed materials carefully and then vote FOR the proposal.

Your vote is extremely important, no matter how large or small your Fund holdings.

To vote, you may use any of the following methods:

•	By Mail. Please complete, date and sign the enclosed proxy card and mail it in the enclosed, postage-paid envelope.

•	By Internet. Have your proxy card available. Go to the website listed on the proxy card. Enter your control number from your proxy card. Follow the instructions on the website.

•	By Telephone. Have your proxy card available. Call the toll-free number listed on the proxy card. Enter your control number from your proxy card. Follow the recorded instructions.

•	At the Meeting. Any shareholder who attends the meeting virtually may vote by Internet during the meeting.

Further information about the proposed reorganization is contained in the enclosed materials, which you should review carefully before you vote. If you have any questions after considering the enclosed materials, please call 1-800-373-9387.

Sincerely,

Renee LaRoche-Morris President Dreyfus Liquid Assets, Inc.

December 22, 2020

Proposed Reorganization of
DREYFUS Liquid Assets, Inc.
With and Into
GENERAL MONEY MARKET FUND, Inc.
(to be renamed Dreyfus Money Market Fund)

QUESTIONS AND ANSWERS

The enclosed materials include a Prospectus/Proxy Statement containing information you need to make an informed decision about the proposed reorganization. However, we thought it also would be helpful to begin by answering some of the important questions you might have about the proposed reorganization.

WHAT WILL HAPPEN TO MY DREYFUS Liquid Assets, Inc. Investment IF THE PROPOSED REORGANIZATION OCCURS?

You will become a shareholder of General Money Market Fund, Inc. (to be restructured and named, on or about February 1, 2021, Dreyfus Money Market Fund (the "Acquiring Fund")), an open-end investment company managed by Dreyfus Cash Investment Strategies ("CIS"), a division of BNY Mellon Investment Adviser, Inc. ("BNYM Investment Adviser"), on or about May 13, 2021 (the "Closing Date"), and will no longer be a shareholder of Dreyfus Liquid Assets, Inc. (the "Fund"). If you hold Class Z shares or Class 1 shares of the Fund, you will receive Class A shares (to be renamed, on or about February 1, 2021, Wealth shares) of the Acquiring Fund, and if you hold Class 2 shares of the Fund, you will receive Dreyfus Class shares (to be renamed, on or about February 1, 2021, Premier shares) of the Acquiring Fund, in each case, having an aggregate net asset value equal to the aggregate net asset value of your Fund shares as of the Closing Date. The Fund will then cease operations and will be terminated. After the reorganization, the Acquiring Fund will be the accounting survivor for purposes of the historical performance and financial records of the combined fund.

WHAT ARE THE EXPECTED BENEFITS OF THE PROPOSED REORGANIZATION FOR ME?

The Fund's Board of Directors believes that the reorganization will permit Fund shareholders to pursue the same investment goals in a larger combined fund that also is managed by CIS and that will have a lower management fee and a lower total annual expense ratio. As of September 30, 2020, the Acquiring Fund had approximately $2.7 billion in net assets and the Fund had approximately $500 million in net assets. In addition, the Acquiring Fund's Wealth shares will have after the reorganization a lower total annual expense ratio than the Fund's Class Z shares and Class 1 shares, and the Acquiring Fund's Premier shares have and after the reorganization will have a lower total annual expense ratio than the Fund's Class 2 shares (in each case, reflecting the reduction to the Acquiring Fund's management fee, effective on or about February 1, 2021). See "Will the Proposed Reorganization Result in a Higher Management Fee or Higher Total Fund Expenses?" below and "Summary—Comparison of the Acquiring Fund and the Fund—Fees and Expenses" in the Prospectus/Proxy Statement. The Acquiring Fund and the Fund have comparable performance records for the one-, five- and ten-year periods ended December 31, 2019. See "Summary—Past Performance" in the Prospectus/Proxy Statement. Management of BNYM Investment Adviser believes that Fund shareholders should benefit from owning shares of a combined fund that has a larger asset size and more diverse shareholder base. Management also believes that, by combining the Fund with the Acquiring Fund, shareholders should benefit from more efficient portfolio management and certain operational efficiencies. In addition, management believes that based on the similarities between the Fund and the Acquiring Fund, the reorganization also would eliminate the duplication of resources and costs associated with servicing the funds as separate entities. The potential benefits of the reorganization are described in greater detail in the enclosed Prospectus/Proxy Statement.

DO THE FUNDS HAVE SIMILAR INVESTMENT GOALS AND STRATEGIES?

Yes. The Acquiring Fund and the Fund are money market funds and have the same investment objective and substantially similar investment management policies. The Acquiring Fund and the Fund each seek as high a level of current income as is consistent with the preservation of capital. As money market funds, the Acquiring Fund and the Fund are each subject to the maturity, quality, liquidity and diversification requirements of Rule 2a-7 under the Investment Company Act of 1940, as amended (the "1940 Act"), and seek to maintain a stable share price of $1.00. Each fund is designated as a "retail money market fund" ("Retail Fund"). As Retail Funds, investments in the funds are limited to accounts beneficially owned by natural persons. The investment policies, practices and limitations (and the related risks) of the Acquiring Fund and the Fund are substantially similar.

Each fund pursues its investment objective by normally investing in a diversified portfolio of high quality, short-term, dollar-denominated debt securities, including: securities issued or guaranteed as to principal and interest by the U.S. government or its agencies or instrumentalities; certificates of deposit, time deposits, bankers' acceptances and other short-term securities issued by domestic or foreign banks or thrifts or their subsidiaries or branches; repurchase agreements, including tri-party repurchase agreements; asset-backed securities; municipal securities (municipal securities with respect to the Fund only); domestic and dollar-denominated foreign commercial paper and other short-term corporate obligations, including those with floating or variable rates of interest; and dollar-denominated obligations issued or guaranteed by one or more foreign governments or any of their political subdivisions or agencies. Each fund's investments are concentrated in the banking industry because the fund normally invests at least 25% of its net assets in domestic or dollar-denominated foreign bank obligations.

BNYM Investment Adviser is the investment adviser to the Acquiring Fund and the Fund and provides day-to-day management of the Acquiring Fund's and the Fund's investments. Members of the CIS portfolio management team are responsible for managing both funds. BNY Mellon Securities Corporation (the "Distributor"), a wholly-owned subsidiary of BNYM Investment Adviser, distributes the shares of the Acquiring Fund and the Fund. For additional information regarding the Acquiring Fund and the Fund, please refer to the enclosed Prospectus/Proxy Statement.

WHAT ARE THE TAX CONSEQUENCES OF THE PROPOSED REORGANIZATION?

The reorganization will not be a taxable event for federal income tax purposes. Shareholders will not recognize any capital gain or loss as a direct result of the reorganization. A shareholder's tax basis in Fund shares will carry over to the shareholder's Acquiring Fund shares, and the holding period for such Acquiring Fund shares will include the holding period for the shareholder's Fund shares. As a condition to the closing of the reorganization, the Fund and the Acquiring Fund will receive an opinion of counsel to the effect that, for federal income tax purposes, the reorganization will qualify as a tax-free reorganization and, thus, no gain or loss will be recognized by the Fund, the Fund's shareholders, or the Acquiring Fund as a result of the reorganization. The Fund will distribute any undistributed net investment income and net realized capital gains (after reduction for any capital loss carryforwards) prior to the reorganization, which distribution will be taxable to shareholders who hold shares in taxable accounts. Certain tax attributes of the Fund will carry over to the Acquiring Fund, including the ability of the Acquiring Fund to utilize the Fund's capital loss carryforwards, if any.

WHAT ARE THE PRINCIPAL DIFFERENCES BETWEEN THE SHARE CLASS OF THE FUND THAT I CURRENTLY HOLD AND THE SHARE CLASS OF THE ACQUIRING FUND THAT I WOULD RECEIVE IN THE REORGANIZATION?

If you hold Class Z shares or Class 1 shares of the Fund, you will receive Wealth shares of the Acquiring Fund, and if you hold Class 2 shares of the Fund, you will receive Premier shares of the Acquiring Fund, in each case, with a value equal to the value of your Class Z shares, Class 1 shares or Class 2 shares, respectively, as of the Closing Date. The principal differences between the various share classes of the Fund and the Acquiring Fund are their fee structure and shareholder servicing expenses.

Class Z shares and Class 1 shares of the Fund are each subject to a shareholder services plan pursuant to which the Fund reimburses the Distributor an amount not to exceed an annual rate of 0.25% of the value of the Fund's average daily net assets attributable to Class Z shares and Class 1 shares, respectively, for the provision of personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the Fund, and services related to the maintenance of shareholder accounts. There is no shareholder services plan fee for Class 2 shares of the Fund.

Wealth shares and Premier shares of the Acquiring Fund are each currently subject to a shareholder services plan pursuant to which the Acquiring Fund reimburses the Distributor an amount not to exceed an annual rate of 0.05% and 0.25% of the Acquiring Fund's average daily net assets attributable to Wealth shares and Premier shares, respectively, for the provision of personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the Acquiring Fund, and services related to the maintenance of shareholder accounts (the "Reimbursement Shareholder Services Plan"). Wealth shares of the Acquiring Fund also are currently subject to a separate shareholder services plan pursuant to which the Acquiring Fund pays the Distributor for the provision of such services an annual fee at the rate of 0.20% of the Acquiring Fund's average daily net assets attributable to Wealth shares (the "Compensation Shareholder Services Plan"). The Acquiring Fund's Board has approved, effective on or about February 1, 2021, (1) increasing the annual fee payable pursuant to the Compensation Shareholder Services Plan, with respect to Wealth shares, from an annual rate of 0.20% to an annual rate of 0.25% of the value of the Acquiring Fund's average daily net assets attributable to Wealth shares, and (2) terminating the Reimbursement Shareholder Services Plan for Wealth shares.

WILL I ENJOY THE SAME PRIVILEGES AS A SHAREHOLDER OF THE ACQUIRING FUND THAT I CURRENTLY HAVE AS A SHAREHOLDER OF THE FUND?

Yes. The Acquiring Fund will offer you the same shareholder privileges, such as the Fund Exchanges service, Auto-Exchange Privilege, Wire Redemption and TeleTransfer Privileges, Automatic Asset Builder, Payroll Savings Plan, Government Direct Deposit, Dividend Sweep, Automatic Withdrawal Plan and Express voice-activated account access, that you currently have as a shareholder of the Fund. In addition, as a shareholder of the Acquiring Fund, you will have the ability to write redemption checks against your Acquiring Fund account through the Checkwriting Privilege. If you had the Checkwriting Privilege on your Fund account and wrote a check within the past year, you will receive under separate cover a checkbook reflecting your new account number with respect to your shares of the Acquiring Fund. When you receive this checkbook, please begin using the new checks immediately. While any outstanding checks written during the 60-day grace period after the Closing Date will be honored, it is important that you destroy any unused checks assigned to your prior Fund account number. Except as provided below, the privileges you currently have on your Fund account will transfer automatically to your account with the Acquiring Fund.

While you will continue to have the same privileges as a holder of Wealth shares or Premier shares of the Acquiring Fund as you previously did as a holder of Class Z shares, Class 1 shares or Class 2 shares of the Fund, please note that if you had the Checkwriting Privilege on your Fund account but have not written a check within the past year, you will need to update your account as described below. In addition, if you participated in Government Direct Deposit or made incoming wire transactions or other incoming Automated Clearing House ("ACH") transactions to your Fund account, you will need to update your incoming ACH and/or wiring instructions with new information with respect to your shares of the Acquiring Fund in order to continue these services and avoid having these transactions rejected by the Acquiring Fund. To continue participating in the Checkwriting Privilege or Government Direct Deposit, or to provide ACH and/or wiring instructions as a shareholder of the Acquiring Fund, please call your financial adviser, or call 1-800-373-9387, visit www.bnymellonim.com/us or write to the Acquiring Fund at its offices located at 144 Glenn Curtiss Boulevard, Uniondale, New York 11556-0144.

WILL THE PROPOSED REORGANIZATION RESULT IN A HIGHER MANAGEMENT FEE OR HIGHER TOTAL FUND EXPENSES?

No. The Acquiring Fund has agreed to pay BNYM Investment Adviser a management fee at the annual rate of 0.50% of the value of the Acquiring Fund's average daily net assets; however, the Acquiring Fund's Board has approved, effective on or about February 1, 2021, a reduction in the management fee payable by the Acquiring Fund from an annual rate of 0.50% to an annual rate of 0.20% of the value of the Acquiring Fund's average daily net assets. The Fund has agreed to pay BNYM Investment Adviser a management fee that is based on the value of the Fund's average daily net assets and is computed at the following annual rates: 0.50% of the first $1.5 billion; 0.48% of the next $500 million; 0.47% of the next $500 million; and 0.45% over $2.5 billion. For the fiscal year ended December 31, 2019, the Fund paid BNYM Investment Adviser a management fee at the effective annual rate of 0.38% of the value of the Fund's average daily net assets, pursuant to a contractual undertaking by BNYM Investment Adviser to limit certain Fund expenses.

In addition, the Acquiring Fund's Wealth shares will have after the reorganization a lower total annual expense ratio than the Fund's Class Z shares and Class 1 shares, and the Acquiring Fund's Premier shares have and after the reorganization will have a lower total annual expense ratio than the Fund's Class 2 shares (in each case, reflecting the reduction to the Acquiring Fund's management fee, effective on or about February 1, 2021).

WHO WILL PAY THE EXPENSES OF THE PROPOSED REORGANIZATION?

BNYM Investment Adviser and/or its affiliates, not the Fund or the Acquiring Fund, will pay the expenses directly relating to the reorganization whether or not the reorganization is consummated.

HOW DOES THE FUND'S BOARD OF DIRECTORS RECOMMEND I VOTE?

As a result of a review of the lineup of Dreyfus money market funds by BNYM Investment Adviser described above, management of BNYM Investment Adviser recommended to the Fund's Board that the Fund be consolidated with the Acquiring Fund. After considering the terms and conditions of the reorganization, the investment objectives and investment management policies of, as well as shareholder services offered by, the Fund and the Acquiring Fund, the fees and expenses, including the total annual expense ratios, of the Fund and the Acquiring Fund, and the relative performance of the Fund and the Acquiring Fund, the Fund's Board has determined that reorganizing the Fund into the Acquiring Fund is advisable and in the best interests of the Fund and that the interests of the Fund's shareholders will not be diluted as a result of the reorganization. In reaching this conclusion, the Fund's Board determined that reorganizing the Fund into the Acquiring Fund, which has the same investment objective and substantially similar investment management policies as those of the Fund, offers potential benefits to Fund shareholders. These potential benefits include permitting Fund shareholders to pursue the same investment goals in a larger combined fund that is managed by members of BNYM Investment Adviser's CIS division and will have a lower management fee and a lower total annual expense ratio. In addition, the Acquiring Fund and the Fund had comparable performance records for the one-, five- and ten-year periods ended December 31, 2019. Shareholders of the Fund also should benefit from owning shares of a combined fund that has a larger asset size and more diverse shareholder base. By combining the Fund with the Acquiring Fund, shareholders of the Fund also should benefit from more efficient portfolio management and certain operational efficiencies. Therefore, the Fund's Board recommends that you vote FOR the reorganization.

Who is AST Fund Solutions, LLC?

AST Fund Solutions, LLC (the "Proxy Solicitor") is a company that has been engaged by BNYM Investment Adviser, on behalf of the Fund, to assist in the solicitation of proxies. The Proxy Solicitor is not affiliated with the Fund or with BNYM Investment Adviser. In order to hold a shareholder meeting, a certain percentage of the Fund's shares (often referred to as "quorum") must be represented at the meeting. If a quorum is not attained, the meeting must adjourn to a future date. The Fund may attempt to reach shareholders through multiple mailings to remind the shareholders to cast their votes. The Proxy Solicitor also may contact by telephone shareholders who have not yet voted their shares so that the meeting does not have to be adjourned or postponed.

HOW CAN I VOTE MY SHARES?

You can vote in any one of the following ways:

•	By mail, with the enclosed proxy card and postage-paid envelope;

•	By telephone, with a toll-free call to the number listed on your proxy card;

•	Through the Internet, at the website address listed on your proxy card; or

•	At the meeting, by attending virtually and voting through the Internet during the meeting.

In addition, if you would like to quickly vote your shares, call the Proxy Solicitor, toll free at (800) 817-5468. Agents are available 9:00 a.m. – 10:00 p.m., Eastern time, Monday through Friday.

We encourage you to vote through the Internet or by telephone. Whichever voting method you choose, please take the time to read the Prospectus/Proxy Statement before you vote.

Please note: if you sign and date your proxy card, but do not provide voting instructions, your shares will be voted FOR the proposal. Thank you in advance for your vote.

May I attend the Meeting?

Due to the coronavirus outbreak (COVID-19) and to support the health and well-being of the Fund's shareholders, employees and others, the meeting will be conducted exclusively online via live webcast. Shareholders may request the meeting credentials by emailing attendameeting@astfinancial.com. Please include your full name, address and the control number found on your enclosed proxy form. The meeting will begin promptly at 10:30 a.m., Eastern time. The Fund encourages you to access the meeting a few minutes prior to the start time leaving ample time for the check in. Only shareholders of the Fund will be able to participate in the meeting. You may vote during the meeting by following the instructions available on the meeting website.

What if my shares are held in a brokerage account?

If you hold your shares through an intermediary, such as a bank, broker or other custodian (i.e., in "street name"), you must register in advance to access your individual control number in order to attend the meeting virtually online via live webcast. To register and receive your individual control number to attend the meeting online, you must email proof of your proxy power ("Legal Proxy") from your broker, bank or other nominee indicating that you are the beneficial owner of the shares in the Fund, on the Record Date, and authorizing you to vote along with your name and email address to attendameeting@astfinancial.com (forward the email from your broker, bank or other nominee or attach an image of your Legal Proxy). The email must also state whether before the meeting you authorized a proxy to vote for you, and if so, how you instructed such proxy to vote. Requests for registration must be labeled as "Legal Proxy" and be received no later than February 23, 2021 at 3:00 p.m., Eastern time. You will receive a confirmation of your registration and your individual control number by email after the Proxy Solicitor receives your registration information.

DREYFUS LIQUID ASSETS, INC.

Notice of Special Meeting of Shareholders

To the Shareholders:

A Special Meeting of Shareholders (the "Meeting") of Dreyfus Liquid Assets, Inc. (the "Fund") will be held on Wednesday, February 24, 2021 at 10:30 a.m., Eastern time. Due to the public health and safety concerns of the coronavirus (COVID-19) pandemic, and to support the health and well-being of our shareholders and officers, and other attendees, the Meeting will be held over the Internet in a virtual meeting format only. Shareholders will not be able to attend the Meeting in person.

The Meeting is being held for the following purposes:

1.	To approve an Agreement and Plan of Reorganization providing for the transfer of all of the assets of the Fund to General Money Market Fund, Inc. (to be restructured and named, on or about February 1, 2021, Dreyfus Money Market Fund (the "Acquiring Fund")), in exchange solely for Class A shares and Dreyfus Class shares (to be renamed, on or about February 1, 2021, Wealth shares and Premier shares, respectively) of the Acquiring Fund having an aggregate net asset value equal to the value of the Fund's net assets and the assumption by the Acquiring Fund of the Fund's stated liabilities (the "Reorganization"). Wealth shares and Premier shares of the Acquiring Fund received by the Fund in the Reorganization will be distributed by the Fund to its shareholders in liquidation of the Fund, after which the Fund will cease operations and will be terminated. Holders of Class Z shares or Class 1 shares of the Fund would receive Wealth shares of the Acquiring Fund and holders of Class 2 shares of the Fund would receive Premier shares of the Acquiring Fund; and

2.	To transact such other business as may properly come before the Meeting and any postponement or adjournment thereof, as described herein.

Shareholders of record at the close of business on December 18, 2020 will be entitled to receive notice of and to vote at the Meeting.

To participate in the Meeting, please request the Meeting credentials by emailing attendameeting@astfinancial.com. Please include your full name, address and the control number found on your enclosed proxy form. If you hold your shares through an intermediary, such as a bank, broker or other custodian (i.e., in "street name"), you must register in advance to access your individual control number in order to participate in the Meeting, as described herein. You may vote during the Meeting by following the instructions available on the Meeting website.

By Order of the Board of Directors

James Bitetto Secretary

New York, New York
December 22, 2020

WE NEED YOUR PROXY VOTE

A SHAREHOLDER MAY THINK HIS OR HER VOTE IS NOT IMPORTANT, BUT IT IS VITAL. BY LAW, THE MEETING OF SHAREHOLDERS WILL HAVE TO BE ADJOURNED WITHOUT CONDUCTING ANY BUSINESS IF LESS THAN A QUORUM OF FUND SHARES ELIGIBLE TO VOTE IS REPRESENTED. IN THAT EVENT, THE FUND WOULD CONTINUE TO SOLICIT VOTES IN AN ATTEMPT TO ACHIEVE A QUORUM. CLEARLY, YOUR VOTE COULD BE CRITICAL TO ENABLE THE FUND TO HOLD THE MEETING AS SCHEDULED, SO PLEASE RETURN YOUR PROXY CARD OR OTHERWISE VOTE PROMPTLY. YOU AND ALL OTHER SHAREHOLDERS WILL BENEFIT FROM YOUR COOPERATION.

Proposed Reorganization of

DREYFUS LIQUID ASSETS, INC.

With and Into

GENERAL MONEY MARKET FUND, INC.
(to be renamed Dreyfus Money Market Fund)

PROSPECTUS/PROXY STATEMENT
DECEMBER 18, 2020

Special Meeting of Shareholders
To Be Held on Wednesday, February 24, 2021

This Prospectus/Proxy Statement is being furnished in connection with a solicitation of proxies by the Board of Directors of Dreyfus Liquid Assets, Inc. (the "Fund"), to be used at the Special Meeting of Shareholders (the "Meeting") of the Fund to be held over the Internet in a virtual meeting format on Wednesday, February 24, 2021, at 10:30 a.m., Eastern time, for the purposes set forth in the accompanying Notice of Special Meeting of Shareholders. Shareholders of record at the close of business on December 18, 2020 are entitled to receive notice of and to vote at the Meeting.

It is proposed that the Fund transfer all of its assets to General Money Market Fund, Inc. (to be restructured and named, on or about February 1, 2021, Dreyfus Money Market Fund (the "Acquiring Fund")), in exchange solely for Class A shares and Dreyfus Class shares (to be renamed, on or about February 1, 2021, Wealth shares and Premier shares, respectively) of the Acquiring Fund and the assumption by the Acquiring Fund of the Fund's stated liabilities, as described in this Prospectus/Proxy Statement (the "Reorganization"). Upon consummation of the Reorganization, the Acquiring Fund's shares received by the Fund will be distributed to Fund shareholders, with each shareholder receiving a pro rata distribution of the Acquiring Fund's shares (or fractions thereof) for Fund shares held prior to the Reorganization. It is contemplated that each shareholder will receive for his or her Fund shares a number of shares (or fractions thereof) of the applicable class of shares of the Acquiring Fund, with holders of Class Z shares or Class 1 shares of the Fund receiving Wealth shares of the Acquiring Fund and holders of Class 2 shares of the Fund receiving Premier shares of the Acquiring Fund, in each case equal in value to the aggregate net asset value of the shareholder's Fund shares, as of the date of the Reorganization.

This Prospectus/Proxy Statement, which should be retained for future reference, concisely sets forth information about the Acquiring Fund that Fund shareholders should know before voting on the proposal or investing in the Acquiring Fund.

A Statement of Additional Information ("SAI") dated December 18, 2020, relating to this Prospectus/Proxy Statement, has been filed with the Securities and Exchange Commission (the "Commission") and is incorporated by reference in its entirety. The Commission maintains a website (http://www.sec.gov) that contains the SAI, material incorporated in this Prospectus/Proxy Statement by reference, and other information regarding the Acquiring Fund and the Fund. A copy of the SAI is available without charge by writing to the Acquiring Fund at its offices at 144 Glenn Curtiss Boulevard, Uniondale, New York 11556-0144 or by calling 1-800-373-9387 (inside the U.S. only).

Shares of the Acquiring Fund and the Fund are not bank deposits and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Investing in the Acquiring Fund, as in the Fund, involves certain risks, including the possible loss of principal.

The Securities and Exchange Commission has not approved or disapproved the Acquiring Fund's shares or passed upon the accuracy or adequacy of this Prospectus/Proxy Statement. Any representation to the contrary is a criminal offense.

The Acquiring Fund and the Fund are open-end management investment companies known as money market mutual funds. The Acquiring Fund and the Fund have the same investment objective and substantially similar investment management policies. BNY Mellon Investment Adviser, Inc. ("BNYM Investment Adviser") is the investment adviser for the Acquiring Fund and the Fund. The restructuring of the Acquiring Fund as a series to be named "Dreyfus Money Market Fund" and the change to the names of its Class A shares and Dreyfus Class shares to Wealth shares and Premier shares, respectively, will occur on or about February 1, 2021. The Acquiring Fund and the Fund are Maryland corporations. A comparison of the Acquiring Fund and the Fund is set forth in this Prospectus/Proxy Statement.

The Acquiring Fund's Prospectuses offering Class A shares and Dreyfus Class shares (to be renamed Wealth shares and Premier shares, respectively), each dated March 31, 2020, accompany this Prospectus/Proxy Statement and are incorporated into this Prospectus/Proxy Statement by reference. For a free copy of the Acquiring Fund's Annual Report for its fiscal year ended November 30, 2019 and Semi-Annual Report for the six-month period ended May 31, 2020 or the Fund's most recent Prospectuses or Annual Report for its fiscal year ended December 31, 2019 and Semi-Annual Report for the six-month period ended June 30, 2020, please call your BNY Mellon Institutional Services representative, call 1-800-373-9387, visit www.dreyfus.com or write to the Fund at its offices located at 144 Glenn Curtiss Boulevard, Uniondale, New York 11556-0144.

Shareholders are entitled to one vote for each Fund share held and fractional votes for each fractional Fund share held. Holders of Class Z shares, Class 1 shares and Class 2 shares of the Fund will vote together on the proposal. Fund shares represented by executed and unrevoked proxies will be voted in accordance with the specifications made thereon. Unmarked but properly signed and dated proxy cards will be voted "FOR" the Reorganization. If the enclosed proxy card is executed and returned, or if you have voted by telephone or through the Internet, your vote nevertheless may be revoked after it is received by giving another proxy by mail, by calling the toll-free telephone number or through the Internet. To be effective, such revocation must be received before the Meeting. Also, any shareholder who attends the Meeting virtually may vote by Internet during the Meeting, thereby canceling any proxy previously given.

As of October 30, 2020, the following numbers of Fund shares were issued and outstanding:

Class Z Shares	Class 1 Shares	Class 2 Shares
105,139,455	377,996,835	17,811,725

Proxy materials will be mailed to shareholders of record on or about December 30, 2020. To reduce expenses, only one copy of the proxy materials will be mailed to those addresses shared by two or more accounts. If you wish to revoke this arrangement and receive individual copies, you may do so at any time by writing to the address or calling the phone number set forth above. The Fund will begin sending you individual copies promptly after receiving your request.

APPROVAL OF AN AGREEMENT AND PLAN OF REORGANIZATION PROVIDING FOR THE TRANSFER OF ALL OF THE FUND'S ASSETS TO THE ACQUIRING FUND

SUMMARY

Additional information is contained elsewhere in this Prospectus/Proxy Statement, the Acquiring Fund's Prospectuses, the Fund's Prospectuses and the Agreement and Plan of Reorganization (the "Plan") attached to this Prospectus/Proxy Statement as Exhibit A.

Proposed Transaction. The Fund's Board of Directors, a majority of whose members are not "interested persons" (as defined in the Investment Company Act of 1940, as amended (the "1940 Act")) of the Fund or the Acquiring Fund ("Independent Board Members"), has unanimously approved the Plan for the Fund. The Plan provides that, subject to the requisite approval of the Fund's shareholders, on the date of the Reorganization the Fund will assign, transfer and convey to the Acquiring Fund all of the assets of the Fund, including all securities and cash, in exchange solely for Wealth shares and Premier shares of the Acquiring Fund having an aggregate net asset value equal to the value of the Fund's net assets, and the Acquiring Fund will assume the Fund's stated liabilities. The Fund will distribute all Acquiring Fund shares received by it among its shareholders so that each Fund shareholder will receive a pro rata distribution of the Acquiring Fund's shares (or fractions thereof) having an aggregate net asset value equal to the aggregate net asset value of the shareholder's Fund shares as of the date of the Reorganization. Holders of Class Z shares or Class 1 shares of the Fund will receive Wealth shares of the Acquiring Fund and holders of Class 2 shares of the Fund will receive Premier shares of the Acquiring Fund. Thereafter, the Fund will cease operations and will be terminated.

As a result of the Reorganization, each Fund shareholder will cease to be a shareholder of the Fund and will become a shareholder of the Acquiring Fund as of the close of business on the date of the Reorganization.

The Fund's Board of Directors has unanimously concluded that the Reorganization is advisable and in the best interests of the Fund, and that the interests of the Fund's existing shareholders will not be diluted as a result of the transactions contemplated thereby. See "Reasons for the Reorganization."

Federal Income Tax Consequences. The Reorganization will not be a taxable event for federal income tax purposes. As a condition to the closing of the Reorganization, the Fund and the Acquiring Fund will receive an opinion of counsel to the effect that, for federal income tax purposes, the Reorganization will qualify as a tax-free reorganization and, thus, no gain or loss will be recognized by the Fund, the Fund's shareholders, or the Acquiring Fund as a direct result of the Reorganization. The Fund will distribute any undistributed net investment income and net realized capital gains (after reduction for any capital loss carryforwards) prior to the Reorganization, which distribution will be taxable to shareholders who hold shares in taxable accounts. Certain tax attributes of the Fund will carry over to the Acquiring Fund, including the ability of the Acquiring Fund to utilize the Fund's capital loss carryforwards, if any. See "Information about the Reorganization—Federal Income Tax Consequences," "—Capital Loss Carryforwards" and "—Sale of Portfolio Securities."

Comparison of the Acquiring Fund and the Fund. The following discussion is primarily a summary of certain parts of the Acquiring Fund's Prospectuses and the Fund's Prospectuses. Additional information is set forth in such Prospectuses, which are incorporated herein by reference.

Goal and Approach. The Acquiring Fund and the Fund are money market funds with the same investment objective and substantially similar investment management policies. Each fund seeks as high a level of current income as is consistent with the preservation of capital. Each fund's investment objective is a fundamental policy which cannot be changed without the approval of the holders of a majority (as defined in the 1940 Act) of the relevant fund's outstanding voting securities.

To pursue its investment objective, the Acquiring Fund, like the Fund, normally invests in a diversified portfolio of high quality, short-term, dollar-denominated debt securities, including:

•	securities issued or guaranteed as to principal and interest by the U.S. government or its agencies or instrumentalities;

•	certificates of deposit, time deposits, bankers' acceptances and other short-term securities issued by domestic or foreign banks or thrifts or their subsidiaries or branches;

•	repurchase agreements, including tri-party repurchase agreements;

•	asset-backed securities;

•	municipal securities (municipal securities with respect to the Fund only);

•	domestic and dollar-denominated foreign commercial paper and other short-term corporate obligations, including those with floating or variable rates of interest; and

•	dollar-denominated obligations issued or guaranteed by one or more foreign governments or any of their political subdivisions or agencies.

Each fund's investments are concentrated in the banking industry because the fund normally invests at least 25% of its net assets in domestic or dollar-denominated foreign bank obligations.

Each fund is a money market fund subject to the maturity, quality, liquidity and diversification requirements of Rule 2a-7 under the 1940 Act and seeks to maintain a stable share price of $1.00. Each fund is designated as a "retail money market fund" ("Retail Fund"). As Retail Funds, investments in the funds are limited to accounts beneficially owned by natural persons.

Among other requirements, each fund is limited to investing in high quality securities that BNYM Investment Adviser has determined present minimal credit risks. In addition, with respect to each fund:

•	the maximum weighted average maturity of the fund's portfolio is 60 days;

•	the maximum weighted average life to maturity of the fund's portfolio is 120 days;

•	the fund is required to hold at least 30% of its assets in cash, U.S. Treasury securities, certain other government securities with remaining maturities of 60 days or less, or securities that can readily be converted into cash within five business days; and

•	the fund is required to hold at least 10% of its assets in cash, U.S. Treasury securities, or securities that can readily be converted into cash within one business day.

In response to liquidity needs or unusual market conditions, each fund may hold all or a significant portion of its total assets in cash for temporary defensive purposes. This may result in a lower current yield and prevent the respective fund from achieving its investment objective.

The Acquiring Fund and the Fund have substantially similar fundamental investment restrictions. Please see Exhibit B of this Prospectus/Proxy Statement for a comparison of the fundamental investment restrictions of the Acquiring Fund and the Fund.

Investment Risks. Because the Acquiring Fund and the Fund are money market funds with the same investment objective and substantially similar investment management policies, the principal risks associated with an investment in the Acquiring Fund and the Fund are substantially similar. An investment in the Acquiring Fund, as well as in the Fund, is not a bank deposit. It is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. You could lose money by investing in either fund. Although each fund seeks to preserve the value of a shareholder's investment at $1.00 per share, it cannot guarantee it will do so. Each fund's yield will fluctuate as the short-term securities in its portfolio mature or are sold and the proceeds are reinvested in securities with different interest rates. Each fund may impose a fee upon the sale of a shareholder's shares (a "liquidity fee") or may temporarily suspend a shareholder's ability to sell shares (a redemption "gate") if the fund's liquidity falls below required minimums because of market conditions or other factors. Neither BNYM Investment Adviser nor its affiliates have a legal obligation to provide financial support to a fund, and shareholders should not expect that BNYM Investment Adviser or its affiliates will provide financial support to either fund at any time.

The following are the principal risks that could reduce the Acquiring Fund's or the Fund's income level and/or share price:

•	Interest rate risk. Prices of fixed-income securities tend to move inversely with changes in interest rates. Interest rate risk refers to the decline in the prices of fixed-income securities that may accompany a rise in the overall level of interest rates. A sharp and unexpected rise in interest rates could cause a fund's share price to decline. Very low or negative interest rates may magnify interest rate risk. In addition, a low interest rate environment may prevent a fund from providing a positive yield or paying fund expenses out of fund assets and could lead to a decline in the fund's share price. Interest rates in the United States currently are at or near historic lows due to market forces and actions of the Board of Governors of the Federal Reserve System in the U.S., primarily in response to the COVID-19 pandemic and resultant market disruptions. Changing interest rates, including rates that fall below zero, may have unpredictable effects on markets, may result in heightened market volatility and may detract from fund performance. In such an interest rate environment, a fund may be subject to a greater risk of principal decline from rising interest rates. For floating and variable rate obligations, there may be a lag between an actual change in the underlying interest rate benchmark and the reset time for an interest payment of such an obligation, which could harm or benefit the fund, depending on the interest rate environment or other circumstances. In a rising interest rate environment, for example, a floating or variable rate obligation that does not reset immediately would prevent the fund from taking full advantage of the rising interest rates in a timely manner. However, in a declining interest rate environment, a fund may benefit from a lag due to an obligation's interest rate payment not being immediately impacted by a decline in interest rates. Certain floating and variable rate obligations have an interest rate floor feature, which prevents the interest rate payable by the security from dropping below a specified level as compared to a reference interest rate, such as LIBOR. LIBOR may cease to be available or appropriate for use by 2021. The unavailability or replacement of LIBOR may affect the value, liquidity or return on such investments and may result in costs incurred in connection with closing out positions and entering into new trades. Any pricing adjustments to a fund's investments resulting from a substitute reference rate may adversely affect the fund's performance and/or net asset value.

•	Liquidity risk. When there is little or no active trading market for specific types of securities, it can become more difficult to sell the securities in a timely manner at or near their perceived value. In such a market, the value of such securities may fall dramatically, potentially impairing a fund's ability to maintain a stable net asset value. To meet redemption requests, a fund may be forced to sell securities at an unfavorable time and/or under unfavorable conditions, which may impair the fund's ability to maintain a stable net asset value.

•	Credit risk. Failure of an issuer of a security to make timely interest or principal payments when due, or a decline or perception of a decline in the credit quality of a security, can cause the security's price to fall, lowering the value of a fund's investment in such security. Although a fund invests only in high quality debt securities, any of the fund's holdings could have its credit rating downgraded or could default. The credit quality and prices of the securities held by a fund can change rapidly in certain market environments, and the default or a significant price decline of a single holding could impair the fund's ability to maintain a stable net asset value.

•	Banking industry risk. The risks generally associated with concentrating investments (i.e., hold 25% or more of its total assets) in the banking industry include interest rate risk, credit risk, and regulatory developments relating to the banking industry such as extensive governmental regulation and/or nationalization that affects the scope of their activities, the prices they can charge and the amount of capital they must maintain; adverse effects on profitability due to increases in interest rates or loan losses; severe price competition; and increased inter-industry consolidation and competition. An adverse development in the banking industry (domestic or foreign) may affect the value of the fund's investments more than if such investments were not invested to such a degree in the banking industry. Banks may be particularly susceptible to certain economic factors such as interest rate changes, adverse developments in the real estate market, fiscal, regulatory and monetary policy and general economic cycles. For example, deteriorating economic and business conditions can disproportionately impact companies in the banking industry due to increased defaults on payments by borrowers. Moreover, political and regulatory changes can affect the operations and financial results of companies in the banking industry, potentially imposing additional costs and expenses or restricting the types of business activities of these companies.

•	Foreign investment risk. The risks generally associated with dollar-denominated foreign investments include economic and political developments, seizure or nationalization of deposits, imposition of taxes or other restrictions on payment of principal and interest. The imposition of sanctions, confiscations, trade restrictions (including tariffs) and other government restrictions by the United States and other governments, or from problems in share registration, settlement or custody, may also result in losses. Investments by the fund in foreign securities, whether issued by a foreign government, bank, corporation or other issuer, may present a greater degree of risk than investments in securities of domestic issuers because of less publicly-available financial and other information, more or less securities regulation, potential imposition of foreign withholding and other taxes, war, expropriation or other adverse governmental actions. Foreign banks and their foreign branches are not regulated by U.S. banking authorities, and generally are not bound by the accounting, auditing and financial reporting standards applicable to U.S. banks. The legal remedies for investors may be more limited than the remedies available in the United States. In addition, changes in the exchange rate of a foreign currency relative to the U.S. dollar (e.g., weakening of the currency against the U.S. dollar) may adversely affect the ability of a foreign issuer to pay interest and repay principal on an obligation. In addition, the fund will be subject to the risk that an issuer of foreign sovereign debt or the government authorities that control the repayment of the debt may be unable or unwilling to repay the principal or interest when due.

•	U.S. Treasury securities risk. A security backed by the U.S. Treasury or the full faith and credit of the United States is guaranteed only as to the timely payment of interest and principal when held to maturity, but the market prices for such securities are not guaranteed and will fluctuate. Because U.S. Treasury securities trade actively outside the United States, their prices may rise and fall as changes in global economic conditions affect the demand for these securities. In addition, such guarantees do not extend to shares of a fund itself.

•	Government securities risk. Not all obligations of the U.S. government, its agencies and instrumentalities are backed by the full faith and credit of the U.S. Treasury. Some obligations are backed only by the credit of the issuing agency or instrumentality, and in some cases there may be some risk of default by the issuer. Any guarantee by the U.S. government or its agencies or instrumentalities of a security held by a fund does not apply to the market value of such security or to shares of the fund itself. A security backed by the U.S. Treasury or the full faith and credit of the United States is guaranteed only as to the timely payment of interest and principal when held to maturity. In addition, because many types of U.S. government securities trade actively outside the United States, their prices may rise and fall as changes in global economic conditions affect the demand for these securities.

•	Repurchase agreement counterparty risk. Each fund is subject to the risk that a counterparty in a repurchase agreement and/or, for a tri-party repurchase agreement, the third party bank providing payment administration, collateral custody and management services for the transaction, could fail to honor the terms of the agreement.

•	Liquidity fee and/or redemption gate risk. Each fund may impose a fee upon the sale of your shares (a "liquidity fee") or may temporarily suspend your ability to sell shares (a redemption "gate") if the fund's liquidity falls below required minimums because of unusual market conditions, an unusually high volume of redemption requests, redemptions by a few large investors, or other reasons. If a liquidity fee is imposed by a fund, it would reduce the amount you will receive upon the redemption of your shares. A "gate" will suspend your ability to redeem your shares while the gate is imposed and may prevent a fund from being able to pay redemption proceeds within the allowable time period stated in the fund's prospectus. If a fund receives a liquidity fee, it is possible that it may return the fee to shareholders in the form of a distribution at a later time. When a fee or a gate is in place, a fund may elect to stop selling shares or to impose additional conditions on the purchase of shares.

•	Municipal securities risk. (Fund only) Municipal securities may be fully or partially backed or enhanced by the taxing authority of a local government, by the current or anticipated revenues from a specific project or specific assets, or by the credit of, or liquidity enhancement provided by, a private issuer. Special factors, such as legislative changes, and state and local economic and business developments, may adversely affect the yield and/or value of the fund's investments in municipal securities. Other factors include the general conditions of the municipal securities market, the size of the particular offering, the maturity of the obligation and the rating of the issue. The municipal securities market can be susceptible to increases in volatility and decreases in liquidity. Liquidity can decline unpredictably in response to overall economic conditions or credit tightening. Increases in volatility and decreases in liquidity may be caused by a rise in interest rates (or the expectation of a rise in interest rates). Changes in economic, business or political conditions relating to a particular municipal project, municipality, or state, territory or possession of the United States in which the fund invests may impair the fund's ability to maintain a stable net asset value. Various types of municipal securities are often related in such a way that political, economic or business developments affecting one obligation could affect other municipal securities held by the fund. In addition, the cost associated with combating the outbreak of COVID-19 and its negative impact on tax revenues has adversely affected the financial condition of many state and local governments. The effects of this outbreak could affect the ability of state and local governments to make payments on debt obligations when due and could adversely impact the value of their bonds, which could negatively impact the performance of the fund.

•	Asset-backed securities risk. Asset-backed securities are subject to credit, prepayment and extension risk, and may be more volatile, less liquid and more difficult to price accurately than more traditional debt securities. General downturns in the economy could cause the value of asset-backed securities to fall. Asset-backed securities are often subject to more rapid repayment than their stated maturity date would indicate as a result of the pass-through of prepayments of principal on the underlying loans. During periods of declining interest rates, prepayment of loans underlying asset-backed securities can be expected to accelerate. Accordingly, a fund's ability to maintain positions in such securities will be affected by reductions in the principal amount of such securities resulting from prepayments, and its ability to reinvest the returns of principal at comparable yields is subject to generally prevailing interest rates at that time. The value of some asset-backed securities may be particularly sensitive to changes in prevailing interest rates.

•	Market risk. The value of the securities in which each fund invests may be affected by political, regulatory, economic and social developments, and developments that impact specific economic sectors, industries or segments of the market. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect each fund. Global economies and financial markets are becoming increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies worldwide. Recent examples include pandemic risks related to COVID-19 and aggressive measures taken worldwide in response by governments, including closing borders, restricting international and domestic travel, and the imposition of prolonged quarantines of large populations, and by businesses, including changes to operations and reducing staff. The effects of COVID-19 have contributed to increased volatility in global markets and will likely affect certain companies, industries and market sectors more dramatically than others. The COVID-19 pandemic has had, and any other outbreak of an infectious disease or other serious public health concern could have, a significant negative impact on economic and market conditions and could trigger a prolonged period of global economic slowdown. To the extent a fund may overweight its investments in certain companies, industries or market sectors, such positions will increase the fund's exposure to risk of loss from adverse developments affecting those companies, industries or sectors.

Fees and Expenses. The Acquiring Fund has agreed to pay BNYM Investment Adviser a management fee at the annual rate of 0.50% of the value of the Acquiring Fund's average daily net assets; however, the Acquiring Fund's Board has approved, effective on or about February 1, 2021, a reduction in the management fee payable by the Acquiring Fund from an annual rate of 0.50% to an annual rate of 0.20% of the value of the Acquiring Fund's average daily net assets. The Fund has agreed to pay BNYM Investment Adviser a management fee that is based on the value of the Fund's average daily net assets and is computed at the following annual rates: 0.50% of the first $1.5 billion; 0.48% of the next $500 million; 0.47% of the next $500 million; and 0.45% over $2.5 billion. For the fiscal year ended December 31, 2019, the Fund paid BNYM Investment Adviser a management fee at the effective annual rate of 0.38% of the value of the Fund's average daily net assets, pursuant to a contractual undertaking by BNYM Investment Adviser to limit certain Fund expenses.

In addition, the Acquiring Fund's Wealth shares will have after the Reorganization a lower total annual expense ratio than the Fund's Class Z shares and Class 1 shares, and the Acquiring Fund's Premier shares have and after the Reorganization will have a lower total annual expense ratio than the Fund's Class 2 shares (in each case, reflecting the reduction to the Acquiring Fund's management fee, effective on or about February 1, 2021).

BNYM Investment Adviser has contractually agreed, until May 1, 2021, to waive receipt of its fees and/or assume the expenses of the Fund's Class Z shares and Class 1 shares, so that the direct expenses of Class Z shares and Class 1 shares (excluding taxes, interest, brokerage commissions, commitment fees on borrowings and extraordinary expenses) do not exceed 0.68% and 0.64%, respectively (the "Contractual Undertaking").

The "Pro Forma After Reorganization" operating expenses information set forth in the tables below is based on the fees and expenses of each fund, as adjusted showing the effect of the consummation of the Reorganization and the reduction in the Acquiring Fund's management fee. Other expenses of the Fund and the Acquiring Fund may vary over time. The Fund's total annual fund operating expenses in the tables below reflect the Contractual Undertaking, but do not reflect any voluntary undertakings.

Annual fund operating expenses
(expenses that you pay each year
as a percentage of the value of your investment):

				Acquiring Fund
				Pro Forma After
	Fund	Fund	Acquiring Fund	Reorganization
	Dreyfus Liquid	Dreyfus Liquid	Dreyfus Money	Dreyfus Money
	Assets, Inc.	Assets, Inc.	Market Fund	Market Fund
	Class Z Shares	Class 1 Shares	Wealth Shares	Wealth Shares
Management fees	0.50%	0.50%	0.50%	0.20%[1]
Other expenses
Shareholder services fees	0.24%	0.22%	0.25%	0.25%
Miscellaneous other expenses	0.24%	0.18%	0.15%	0.15%
Total other expenses	0.48%	0.40%	0.40%	0.40%
Total annual fund operating expenses	0.98%	0.90%	0.90%	0.60%
Fee waiver and/or expense reimbursement	(0.30)%[2]	(0.26)%[2]	N/A	N/A
Total annual fund operating expenses (after fee waiver and/or expense reimbursement)	0.68%	0.64%	0.90%	0.60%

			Acquiring Fund
			Pro Forma After
	Fund	Acquiring Fund	Reorganization
	Dreyfus Liquid	Dreyfus Money	Dreyfus Money
	Assets, Inc.	Market Fund	Market Fund
	Class 2 Shares	Premier Shares	Premier Shares
Management fees	0.50%	0.50%	0.20%[1]
Other expenses
Shareholder services fees	none	0.00%[3]	0.00%[3]
Miscellaneous other expenses	0.11%	0.08%	0.08%
Total other expenses	0.11%	0.08%	0.08%
Total annual fund operating expenses	0.61%	0.58%	0.28%

[1]	The Acquiring Fund's management fee has been restated to reflect the approval by the Acquiring Fund's Board of Directors of the reduction to the Acquiring Fund's management fee from an annual rate of 0.50% to an annual rate of 0.20% of the value of the Acquiring Fund's average daily net assets. This fee reduction is not effective until on or about February 1, 2021.
[2]	Pursuant to the Contractual Undertaking, BNYM Investment Adviser has contractually agreed, until May 1, 2021, to waive receipt of its fees and/or assume the expenses of the Fund's Class Z shares and Class 1 shares, so that the direct expenses of Class Z shares and Class 1 shares (excluding taxes, interest, brokerage commissions, commitment fees on borrowings and extraordinary expenses) do not exceed 0.68% and 0.64%, respectively.
[3]	Amount was less than 0.01%.

Example

The Example below is intended to help you compare the cost of investing in the Fund and the Acquiring Fund. The Example assumes that you invest $10,000 in the respective fund for the time periods indicated and then hold or redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the respective fund's operating expenses remain the same. The one-year example and the first year of the three-, five- and ten-years examples for the Fund's Class Z and Class 1 shares are based on net operating expenses, which reflect the Contractual Undertaking. The "Pro Forma After Reorganization" Example is based on the operating expenses of the funds, as adjusted showing the effect of the consummation of the Reorganization and the reduction in the Acquiring Fund's management fee. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Fund
	Dreyfus Liquid Assets, Inc.
	Class Z Shares	Class 1 Shares	Class 2 Shares
1 Year	$69	$65	$62
3 Years	$282	$261	$195
5 Years	$512	$473	$340
10 Years	$1,174	$1,084	$762

	Acquiring Fund
	Dreyfus Money Market Fund
	Wealth Shares	Premier Shares
1 Year	$92	$59
3 Years	$287	$186
5 Years	$498	$324
10 Years	$1,108	$726

	Acquiring Fund
	Pro Forma After Reorganization
	Dreyfus Money Market Fund
	Wealth Shares	Premier Shares
1 Year	$61	$29
3 Years	$192	$90
5 Years	$335	$157
10 Years	$750	$356

Past Performance. The bar charts and tables below illustrate the risks of investing in the Acquiring Fund and the Fund. The bar chart for the Acquiring Fund shows the changes in the performance of the Acquiring Fund's Wealth shares from year to year, and the bar chart for the Fund shows the changes in the performance of the Fund's Class 1 shares from year to year. The table for each fund shows the average annual total returns of the respective fund's shares over time. Past performance is not necessarily an indication of how the Acquiring Fund or the Fund will perform in the future. More recent performance information may be available at www.dreyfus.com.

Acquiring Fund
Dreyfus Money Market Fund — Wealth Shares
Year-by-year total returns as of 12/31 each year (%)

+0.03	+0.03	+0.01	+0.01	+0.01	+0.01	+0.02	+0.44	+1.33	+1.56
'10	'11	'12	'13	'14	'15	'16	'17	'18	'19

Best Quarter:	Q1 '19	+0.47%
Worst Quarter:	Q1 '14	0.00%

The year-to-date total return of the Acquiring Fund's Wealth shares as of 9/30/20 was 0.18%.

Acquiring Fund
Dreyfus Money Market Fund
Average Annual Total Returns as of 12/31/19

Share Class (Inception Date)	1 Year	5 Years	10 Years	Since Inception
Wealth	1.56%	0.67%	0.34%	—
Premier (9/1/15)	1.82%	—	—	0.91%

For the Acquiring Fund's current yield, call toll-free 1-800-373-9387 (inside the U.S. only).

Fund
Dreyfus Liquid Assets, Inc. — Class 1 Shares
Year-by-year total returns as of 12/31 each year (%)

0.00	0.00	0.00	0.00	0.00	0.00	+0.02	+0.31	+1.27	+1.70
'10	'11	'12	'13	'14	'15	'16	'17	'18	'19

Best Quarter:	Q2 '19	+0.47%
Worst Quarter:	Q3 '15	0.00%

The year-to-date total return of the Fund's Class 1 shares as of 9/30/20 was 0.26%.

Fund
Dreyfus Liquid Assets, Inc.
Average Annual Total Returns as of 12/31/19

Share Class (Inception Date)	1 Year	5 Years	10 Years	Since Inception
Class 1	1.70%	0.66%	0.33%	—
Class 2	1.90%	0.83%	0.45%	—
Class Z (9/18/15)	1.65%	—	—	0.71%

For the Fund's current yield, call toll-free 1-800-373-9387.

Investment Adviser. The Fund and the Acquiring Fund are managed by Dreyfus Cash Investment Strategies ("CIS"), a division of BNY Mellon Investment Adviser, Inc., the Acquiring Fund's and the Fund's investment adviser, 240 Greenwich Street, New York, New York 10286. BNYM Investment Adviser manages approximately $271 billion in 133 mutual fund portfolios. A discussion regarding the basis for the Fund's Board approving the Fund's management agreement with BNYM Investment Adviser is available in the Fund's Semi-Annual Report for the six-month period ended June 30, 2019. A discussion regarding the basis for the Acquiring Fund's Board approving the Acquiring Fund's management agreement with BNYM Investment Adviser is available in the Acquiring Fund's Annual Report for the fiscal year ended November 30, 2019. BNYM Investment Adviser is the primary mutual fund business of The Bank of New York Mellon Corporation ("BNY Mellon"), a global investments company dedicated to helping its clients manage and service their financial assets throughout the investment lifecycle. Whether providing financial services for institutions, corporations or individual investors, BNY Mellon delivers informed investment management and investment services in 35 countries. BNY Mellon is a leading investment management and investment services company, uniquely focused to help clients manage and move their financial assets in the rapidly changing global marketplace. BNY Mellon has $38.6 trillion in assets under custody and administration and $2.0 trillion in assets under management. BNY Mellon is the corporate brand of The Bank of New York Mellon Corporation. BNY Mellon Investment Management is one of the world's leading investment management organizations, and one of the top U.S. wealth managers, encompassing BNY Mellon's affiliated investment management firms, wealth management services and global distribution companies. Additional information is available at www.bnymellon.com.

Board Members. Other than Joseph S. DiMartino, Francine J. Bovich, Nathan Leventhal and Robin A. Melvin (who currently comprise four of the five Board members of the Acquiring Fund and four of the ten Board members of the Fund), the Acquiring Fund and the Fund have different Board members. All of the Board members of the Acquiring Fund are Independent Board Members, and a majority of the Board members of the Fund are Independent Board Members. For a description of the Acquiring Fund's Board members, see Exhibit C.

Primary Portfolio Managers. Members of the CIS portfolio management team will be responsible for managing the combined fund after the Reorganization.

Independent Registered Public Accounting Firm. Ernst & Young LLP is the independent registered public accounting firm for the Acquiring Fund and the Fund.

Other Service Providers. BNY Mellon Securities Corporation ("BNYMSC" or the "Distributor"), a wholly-owned subsidiary of BNYM Investment Adviser, located at 240 Greenwich Street, New York, New York 10286, serves as distributor (i.e., principal underwriter) of the Fund's and the Acquiring Fund's shares pursuant to a distribution agreement among the Acquiring Fund and the Fund and BNYMSC.

The Bank of New York Mellon, an affiliate of BNYM Investment Adviser, located at 240 Greenwich Street, New York, New York 10286, serves as the Fund's and the Acquiring Fund's custodian.

BNY Mellon Transfer, Inc., a wholly-owned subsidiary of BNYM Investment Adviser, located at 240 Greenwich Street, New York, New York 10286, serves as the Fund's and the Acquiring Fund's transfer and dividend disbursing agent.

Capitalization. The Fund has classified its shares into three classes—Class Z shares, Class 1 shares and Class 2 shares of common stock. The Acquiring Fund has classified its shares into three classes—Premier shares, Wealth shares and Service shares of common stock. There will be no exchange in the Reorganization of Service shares of the Acquiring Fund. In the Reorganization, holders of Class Z shares or Class 1 shares of the Fund will receive Wealth shares of the Acquiring Fund and holders of Class 2 shares of the Fund will receive Premier shares of the Acquiring Fund. The following tables set forth, as of September 30, 2020, (1) the capitalization of the Fund's Class Z shares, Class 1 shares and Class 2 shares, (2) the capitalization of the Acquiring Fund's Premier and Wealth shares and (3) the pro forma capitalization of the Acquiring Fund's Premier shares and Wealth shares, as adjusted showing the effect of the Reorganization had it occurred on such date.

	Fund Dreyfus Liquid Assets, Inc. Class Z Shares	Fund Dreyfus Liquid Assets, Inc. Class 1 Shares	Acquiring Fund Dreyfus Money Market Fund Wealth Shares	Acquiring Fund Pro Forma After Reorganization Dreyfus Money Market Fund Wealth Shares
Total net assets	$105,637,504	$374,818,413	$66,945,667	$547,401,584
Net asset value per share	$1.00	$1.00	$1.00	$1.00
Shares outstanding	105,717,143	375,101,103	66,946,748	547,764,994

	Fund Dreyfus Liquid Assets, Inc. Class 2 Shares	Acquiring Fund Dreyfus Money Market Fund Premier Shares	Acquiring Fund Pro Forma After Reorganization Dreyfus Money Market Fund Premier Shares
Total net assets	$18,187,773	$4,902,647	$23,090,420
Net asset value per share	$1.00	$1.00	$1.00
Shares outstanding	18,201,135	4,902,620	23,103,755

As of September 30, 2020, the Acquiring Fund's total net assets (attributable to Premier shares, Wealth shares and Service shares) and the Fund's total net assets (attributable to Class Z shares, Class 1 shares and Class 2 shares) were $2,757,221,063 and $498,643,691, respectively. Each share has one vote. Shares have no preemptive or subscription rights and are freely transferable. All share classes of the Acquiring Fund and the Fund invest in the same portfolio of securities, respectively, but the classes are subject to different charges and expenses.

Purchase Procedures. The purchase procedures of the Acquiring Fund and the Fund and the automatic investment services they offer are substantially similar. The price for shares of the Acquiring Fund and the Fund is the net asset value per share, which is generally calculated at 5:00 p.m. Eastern time on any day the New York Stock Exchange ("NYSE") is open. In addition, each fund's net asset value will be calculated on any day the NYSE is closed but the Federal Reserve Bank is open and the Securities Industry and Financial Markets Association recommends that fixed income securities markets be open for the day or a portion of the day. Orders in proper form received and accepted by a fund or a financial intermediary that serves as agent for the fund by the time of day at which the fund calculates its net asset value will become effective at the net asset value determined on that day, and shares purchased will receive the dividend declared on that day.

Each fund's portfolio securities are valued at amortized cost, which does not take into account unrealized gains or losses. As a result, portfolio securities are valued at their acquisition cost, adjusted over time based on the discounts or premiums reflected in their purchase price. Each fund uses this valuation method pursuant to Rule 2a-7 under the 1940 Act in order to be able to maintain a price of $1.00 per share.

See the relevant fund's Prospectuses and Statement of Additional Information for a more detailed discussion of the fund's purchase procedures.

Each fund seeks to maintain a stable share price of $1.00. Each fund may impose a liquidity fee upon the sale of shares or may temporarily suspend the ability of shareholders to sell shares (otherwise known as a redemption gate) if the fund's liquidity falls below required minimums.

Shareholder Services Plans. Class Z shares and Class 1 shares of the Fund are each subject to a shareholder services plan pursuant to which the Fund reimburses the Distributor an amount not to exceed an annual rate of 0.25% of the Fund's average daily net assets attributable to Class Z shares and Class 1 shares, respectively, for the provision of personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the Fund, and services related to the maintenance of shareholder accounts. There is no shareholder services plan fee for Class 2 shares of the Fund.

Wealth shares and Premier shares of the Acquiring Fund are each currently subject to a shareholder services plan pursuant to which the Acquiring Fund reimburses the Distributor an amount not to exceed an annual rate of 0.05% and 0.25% of the Acquiring Fund's average daily net assets attributable to Wealth shares and Premier shares, respectively, for the provision of personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the Acquiring Fund, and services related to the maintenance of shareholder accounts (the "Reimbursement Shareholder Services Plan"). Wealth shares of the Acquiring Fund also are currently subject to a separate shareholder services plan pursuant to which the Acquiring Fund pays the Distributor for the provision of such services an annual fee at the rate of 0.20% of the Acquiring Fund's average daily net assets attributable to Wealth shares (the "Compensation Shareholder Services Plan"). The Acquiring Fund's Board has approved, effective on or about February 1, 2021, (1) increasing the annual fee payable pursuant to the Compensation Shareholder Services Plan, with respect to Wealth shares, from an annual rate of 0.20% to an annual rate of 0.25% of the value of the Acquiring Fund's average daily net assets attributable to Wealth shares, and (2) terminating the Reimbursement Shareholder Services Plan for Wealth shares.

See the relevant fund's Prospectuses and Statement of Additional Information for a more detailed discussion of the fund's shareholder services plan.

Redemption Procedures. The redemption procedures of the Acquiring Fund and the Fund are the same. An investor may sell (redeem) Class Z shares, Class 1 shares or Class 2 shares of the Fund and Wealth shares or Premier shares of the Acquiring Fund at any time. Shares are sold at the respective fund's next net asset value calculated after an order is received in proper form by the fund or a financial intermediary that serves as agent for the fund. See the relevant fund's Prospectuses and Statement of Additional Information for a more detailed discussion of the fund's redemption procedures.

Each fund processes redemption orders promptly. If you request the respective fund to transmit your redemption proceeds to you by check, each fund expects that your redemption proceeds normally will be sent within two business days after your request is received in proper form. If you request the respective fund to transmit your redemption proceeds to you by wire via the Wire Redemption Privilege ($1,000 minimum) or electronic check via the TeleTransfer Privilege ($500 minimum), and the fund has your bank account information on file, each fund expects that your redemption proceeds normally will be wired within one business day or sent by electronic check within two business days, as applicable, to your bank account after your request is received in proper form. With respect to each fund, payment of redemption proceeds may take longer than the number of days the fund typically expects and may take up to seven days after your order is received in proper form by the fund's transfer agent or other authorized entity, particularly during periods of stressed market conditions or very large redemptions or excessive trading.

Under normal circumstances, each fund expects to meet redemption requests by using cash it holds in its portfolio or selling portfolio securities to generate cash. In addition, pursuant to an interfund lending order granted by the Commission, the funds, and certain other money market funds in the BNY Mellon Family of Funds, may borrow money from certain money market funds in the BNY Mellon Family of Funds for temporary or emergency purposes to meet redemption requests.

The funds also reserve the right to pay redemption proceeds in securities rather than cash (i.e., "redeem in-kind"), if the amount redeemed is large enough to affect fund operations or the redemption request is during stressed market conditions. Investors are urged to call BNY Mellon Institutional Services before effecting any large transactions. Securities distributed in connection with any such redemption in-kind are expected to generally represent the investor's pro rata portion of assets held by the fund immediately prior to the redemption, with adjustments as may be necessary in connection with, for example, restricted securities, odd lots or fractional shares. Any securities distributed in-kind will remain exposed to market risk until sold, and you may incur taxable gain when selling the securities.

Distributions. The dividends and distributions policies of the Acquiring Fund and the Fund are identical. Each fund ordinarily declares dividends from its net investment income on each day its net asset value is calculated and normally pays dividends monthly and capital gain distributions, if any, annually. Each fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code"), in all events in a manner consistent with the provisions of the 1940 Act. The actual amount of dividends paid per share by the Fund and the Acquiring Fund is different. See the relevant fund's Prospectuses and Statement of Additional Information for a further discussion of the fund's dividends and distributions policies.

Shareholder Services. The shareholder services offered by the Fund and the Acquiring Fund are identical. Except as provided below, the privileges you currently have on your Fund account will transfer automatically to your account with the Acquiring Fund. See the relevant fund's Prospectuses and Statement of Additional Information for a further discussion of the shareholder services offered by the fund.

While you will continue to have the same privileges as a holder of Wealth shares or Premier shares of the Acquiring Fund as you previously did as a holder of Class Z shares, Class 1 shares or Class 2 shares of the Fund, please note that if you participated in Government Direct Deposit or made incoming wire transactions or other incoming Automated Clearing House ("ACH") transactions to your Fund account, you will need to update your incoming ACH and/or wiring instructions with new information with respect to your shares of the Acquiring Fund in order to continue these services and avoid having these transactions rejected by the Acquiring Fund. To continue participating in Government Direct Deposit or to provide ACH and/or wiring instructions as a shareholder of the Acquiring Fund, please call your financial adviser, or call 1-800-373-9387, visit www.bnymellonim.com/us or write to the Acquiring Fund at its offices located at 144 Glenn Curtiss Boulevard, Uniondale, New York 11556-0144.

In addition, if you had the Checkwriting Privilege on your Fund account and wrote a check within the past year, you will receive under separate cover a checkbook reflecting your new account number with respect to your shares of the Acquiring Fund. When you receive this checkbook, please begin using the new checks immediately. While any outstanding checks written during the 60-day grace period after the Closing Date will be honored, it is important that you destroy any unused checks assigned to your prior Fund account number. If you had the Checkwriting Privilege on your Fund account but have not written a check within the past year, you will have to request a new checkbook reflecting your new account number with respect to your shares of the Acquiring Fund.

Organizational and Governance Structure. The organizational and governance structure of the Fund and the Acquiring Fund are substantially similar. The Fund is a Maryland corporation, and the rights of its shareholders are governed by the Fund's charter, the Fund's By-Laws and the Maryland General Corporation Law (the "Maryland Code"). The Acquiring Fund also is a Maryland corporation, and the rights of its shareholders are governed by the Acquiring Fund's charter and the Acquiring Fund's By-Laws, the provisions of which are substantially similar to those of the Fund's, and the Maryland Code. Effective on or about February 1, 2021, the Acquiring Fund, which currently is a Maryland corporation with no separately designated series, will, in effect, change its name by designating a new series named "Dreyfus Money Market Fund" and renaming all of the corporation's issued and unissued shares of common stock as shares of common stock of Dreyfus Money Market Fund. The name of the Maryland corporation, however, will remain "General Money Market Fund, Inc." The Acquiring Fund also will rename its Class A shares and Dreyfus Class shares as Wealth shares and Premier shares, respectively.

REASONS FOR THE REORGANIZATION

Management of BNYM Investment Adviser reviewed the lineup of Dreyfus money market funds to determine whether it would be appropriate and benefit shareholders to consolidate certain funds having similar investment objectives and strategies. As a result of the review, management of BNYM Investment Adviser recommended to the Fund's Board and to the Acquiring Fund's Board that the Fund be consolidated with the Acquiring Fund. After considering the terms and conditions of the Reorganization, the investment objectives and investment management policies of, as well as shareholder services offered by, the Fund and the Acquiring Fund, the fees and expenses, including the total annual expense ratios, of the Fund and the Acquiring Fund, and the relative performance of the Fund and the Acquiring Fund, the Fund's Board has determined that reorganizing the Fund into the Acquiring Fund is advisable and in the best interests of the Fund and that the interests of the Fund's shareholders will not be diluted as a result of the Reorganization. In reaching this conclusion, the Fund's Board determined that reorganizing the Fund into the Acquiring Fund, which has the same investment objective and substantially similar investment management policies as those of the Fund, offers potential benefits to Fund shareholders. These potential benefits include permitting Fund shareholders to pursue the same investment goals in a larger combined fund that is managed by members of BNYM Investment Adviser's CIS division and will have a lower management fee and a lower total annual expense ratio. In addition, the Acquiring Fund and the Fund had comparable performance records for the one-, five- and ten-year periods ended December 31, 2019. As of September 30, 2020, the Acquiring Fund had net assets of approximately $2.7 billion and the Fund had net assets of approximately $500 million. By combining the Fund with the Acquiring Fund, the Reorganization also should enable Fund shareholders to benefit from the spreading of fixed costs across a larger asset base, which may result in a further reduction of shareholder expenses, permitting BNYM Investment Adviser to more efficiently manage the larger combined fund's portfolio through various measures, including trade orders and executions, and also permitting the funds' service providers—including BNYM Investment Adviser—to operate and service a single fund (and its shareholders), instead of having to operate and service both funds. Fund shareholders also should benefit from owning shares of a combined fund that has a larger asset size and more diverse shareholder base. As a result, BNYM Investment Adviser recommended to the Fund's Board that the Fund be consolidated with the Acquiring Fund.

The Acquiring Fund's Board considered that the Reorganization presents an opportunity for the Acquiring Fund to acquire substantial investment assets without the obligation to pay transaction costs that a fund normally incurs when purchasing securities. This opportunity provides an economic benefit to the Acquiring Fund. Increasing the Acquiring Fund's assets also may benefit BNYM Investment Adviser because such increase in assets may reduce the amount of fees and expenses BNYM Investment Adviser has voluntarily agreed to waive or reimburse to maintain the funds' current yields at certain levels.

In determining whether to approve the Reorganization, each Board considered the following factors: (1) the compatibility of the Fund's and the Acquiring Fund's investment objective, management policies and restrictions, as well as shareholder services offered by the Fund and the Acquiring Fund, concluding that such objectives, policies, restrictions, and services were the same or substantially similar; (2) the terms and conditions of the Reorganization and whether the Reorganization would result in dilution of shareholder interests, concluding that the terms and conditions were reasonable and that there would be no dilution of shareholder interests; (3) information regarding the fees and expenses, including the management fees and net and total annual expense ratios, of the Fund and the Acquiring Fund, as well as the estimated total annual expense ratio of the combined fund, concluding that, after the Reorganization and the reduction in the Acquiring Fund's management fee, the combined fund's Wealth shares will have a lower total annual expense ratio than the Fund's Class Z shares and Class 1 shares, and the combined fund's Premier shares will have a lower total annual expense ratio than the Fund's Class 2 shares; (4) the relative performance of the Fund and the Acquiring Fund, concluding that the Acquiring Fund and the Fund had comparable performance records; (5) the tax consequences of the Reorganization, concluding that the Reorganization will not be a taxable event for federal income tax purposes based on an opinion of counsel; and (6) the costs to be incurred in connection with the Reorganization, noting that the expenses relating to the Reorganization would be borne by BNYM Investment Adviser and/or its affiliates, and not the Fund or Acquiring Fund, and that there was no expectation that the Fund's portfolio securities would be sold in connection with the Reorganization.

For the reasons described above, the Fund's Board, which is comprised of a majority of Independent Board Members, and the Acquiring Fund's Board, which is comprised entirely of Independent Board Members, unanimously approved the Reorganization.

INFORMATION ABOUT THE REORGANIZATION

Agreement and Plan of Reorganization. The following is a brief summary of the terms of the Plan, which is attached to this Prospectus/Proxy Statement as Exhibit A. The Plan provides that, subject to the requisite approval of the Fund's shareholders, the Acquiring Fund will acquire all of the assets of the Fund in exchange solely for Wealth shares and Premier shares of the Acquiring Fund and the assumption by the Acquiring Fund of the Fund's stated liabilities on May 13, 2021 or such other date as may be agreed upon by the parties (the "Closing Date"). The number of Wealth and Premier shares of the Acquiring Fund to be issued to the Fund will be determined on the basis of the relative net asset value per share and aggregate net assets attributable to the applicable class of shares of the Fund and the Acquiring Fund, generally computed as of 5:00 p.m., Eastern Time, on the Closing Date. Portfolio securities of the Fund and the Acquiring Fund will be valued in accordance with the valuation practices of the Acquiring Fund, which are the same as those of the Fund and are described in the relevant fund's Prospectuses and Statement of Additional Information.

On or before the Closing Date, the Fund will declare a dividend or dividends which, together with all previous dividends, will have the effect of distributing to Fund shareholders all of the Fund's previously undistributed investment company taxable income, if any, for the tax periods ending on or before the Closing Date (computed without regard to any deduction for dividends paid), its net exempt interest income for the tax periods ending on or before the Closing Date, and all of its previously undistributed net capital gain, if any, realized in the tax periods ending on or before the Closing Date (after reduction for any capital loss carryforwards). Any such distribution will be taxable to Fund shareholders who hold shares in taxable accounts.

As soon as conveniently practicable after the Closing Date, the Fund will liquidate and distribute pro rata to holders of record of its Class Z, Class 1 and Class 2 shares, determined as of the close of business on the Closing Date, the Acquiring Fund Wealth shares and Premier shares received by it in the Reorganization in redemption of all outstanding shares of the Fund. Such liquidation and distribution will be accomplished by establishing accounts on the share records of the Acquiring Fund in the name of each Fund shareholder, each account being credited with the respective pro rata number of Acquiring Fund shares due to the shareholder. Holders of Class Z shares or Class 1 shares of the Fund will receive Wealth shares of the Acquiring Fund, and holders of Class 2 shares of the Fund will receive Premier shares of the Acquiring Fund. After such distribution and the winding up of its affairs, the Fund will cease operations and will be terminated. After the Closing Date, any outstanding certificates representing Fund shares will be canceled and the Acquiring Fund shares distributed to the Fund's shareholders will be reflected on the books of the Acquiring Fund as uncertificated, book-entry shares.

Under applicable legal and regulatory requirements, none of the Fund's shareholders will be entitled to exercise objecting shareholders' appraisal rights (i.e., to demand the fair value of their shares in connection with the Reorganization). Therefore, shareholders will be bound by the terms of the Reorganization under the Plan. However, any Fund shareholder may redeem his or her Fund shares prior to the Reorganization without the imposition of any charges or fees. The Plan may be amended at any time prior to the Reorganization by the Fund's Board or the Acquiring Fund's Board. The Fund will provide its shareholders with information describing any material amendment to the Plan prior to shareholder consideration. The obligations of the Fund and the Acquiring Fund under the Plan are subject to various conditions, including approval by Fund shareholders holding the requisite number of Fund shares and the continuing accuracy of various representations and warranties of the Fund and the Acquiring Fund. An additional condition to the Reorganization that may not be waived is that the Fund and the Acquiring Fund receive an opinion of counsel to the effect that, for federal income tax purposes, the Reorganization will qualify as a tax-free reorganization and, thus, no gain or loss will be recognized by the Fund, the Fund's shareholders, or the Acquiring Fund as a result of the Reorganization. The Plan may be terminated and abandoned by the Board of the Fund or of the Acquiring Fund, as the case may be, at any time prior to the Closing Date (and notwithstanding any vote of the Fund's shareholders), if circumstances should develop that, in the opinion of the Board, make proceeding with the Reorganization inadvisable.

The total expenses of the Reorganization, for legal and accounting expenses, outside solicitation firm costs, printing, postage, proxy out-of-pocket costs and proxy solicitation, mailing, reporting and tabulation costs, and regulatory filing fees, are expected to be approximately $310,500, which will be borne by BNYM Investment Adviser and/or its affiliates. The Fund and the Acquiring Fund will not bear any costs directly associated with the Reorganization. In addition to use of the mails, proxies may be solicited personally or by telephone, and BNYM Investment Adviser may pay persons holding Fund shares in their names or those of their nominees for their expenses in sending soliciting materials to their principals. In addition, BNYM Investment Adviser will retain AST Fund Solutions, LLC (the "Proxy Solicitor") to assist in the solicitation of proxies, primarily by contacting shareholders by telephone, which is expected to cost approximately $80,500, plus any out of pocket expenses, such cost to be borne by BNYM Investment Adviser and/or its affiliates, and is included in the estimated total expenses of the Reorganization listed above. BNYM Investment Adviser has agreed to indemnify the Proxy Solicitor and related parties against certain liabilities and expenses arising out of its services to BNYM Investment Adviser in connection with the Meeting.

By approving the Reorganization, Fund shareholders also are, in effect, agreeing to the Acquiring Fund's investment objective and policies, investment advisory and distribution arrangements, Board composition, and independent registered public accounting firm. If the Reorganization is not approved by Fund shareholders, the Fund's Board will consider other appropriate courses of action with respect to the Fund, including continuing to operate as the Fund currently does, merger with a different fund or liquidation.

Federal Income Tax Consequences. The exchange of Fund assets for Acquiring Fund Premier shares and Wealth shares, the Acquiring Fund's assumption of the Fund's stated liabilities, and the Fund's distribution of those shares to Fund shareholders are intended to qualify for federal income tax purposes as a tax-free reorganization under Section 368(a) of the Code. As a condition to the closing of the Reorganization, the Fund and the Acquiring Fund will receive the opinion of Proskauer Rose LLP, counsel to the Fund, the Acquiring Fund and the Independent Board Members, to the effect that, on the basis of the existing provisions of the Code, Treasury regulations issued thereunder, current administrative regulations and pronouncements and court decisions, and certain facts, assumptions and representations, for federal income tax purposes: (1) the transfer of all of the Fund's assets to the Acquiring Fund in exchange solely for Acquiring Fund Premier shares and Wealth shares and the assumption by the Acquiring Fund of the Fund's stated liabilities, followed by the distribution by the Fund of those Acquiring Fund Premier shares and Wealth shares pro rata to Fund shareholders in complete liquidation of the Fund, will qualify as a "reorganization" within the meaning of Section 368(a) of the Code, and each of the Fund and the Acquiring Fund will be "a party to a reorganization" within the meaning of Section 368(b) of the Code; (2) no gain or loss will be recognized by the Acquiring Fund upon the receipt of the assets of the Fund in exchange solely for Acquiring Fund Premier shares and Wealth shares and the assumption by the Acquiring Fund of the Fund's stated liabilities pursuant to the Reorganization; (3) no gain or loss will be recognized by the Fund upon the transfer of its assets to the Acquiring Fund in exchange solely for Acquiring Fund Premier shares and Wealth shares and the assumption by the Acquiring Fund of the Fund's stated liabilities or upon the distribution of those Acquiring Fund Premier shares and Wealth shares to Fund shareholders in exchange (whether actual or constructive) for their shares of the Fund in liquidation of the Fund pursuant to the Reorganization; (4) no gain or loss will be recognized by Fund shareholders upon the exchange of their Fund Class Z shares, Class 1 shares or Class 2 shares for Acquiring Fund Premier shares and Wealth shares, pursuant to the Reorganization; (5) the aggregate tax basis for the Acquiring Fund Premier shares and Wealth shares received by each Fund shareholder pursuant to the Reorganization will be the same as the aggregate tax basis for the Fund shares held by such Fund shareholder immediately prior to the Reorganization, and the holding period of those Acquiring Fund Premier shares and Wealth shares received by each Fund shareholder will include the period during which the Fund shares exchanged therefor were held by such Fund shareholder (provided the Fund shares were held as capital assets on the date of the Reorganization); and (6) the tax basis of each Fund asset acquired by the Acquiring Fund will be the same as the tax basis of such asset to the Fund immediately prior to the Reorganization, and the holding period of each Fund asset in the hands of the Acquiring Fund will include the period during which that asset was held by the Fund (except where the Acquiring Fund's investment activities have the effect of reducing or eliminating a Fund asset's holding period).

The Fund and the Acquiring Fund have not sought a tax ruling from the Internal Revenue Service ("IRS"). The opinion of counsel is not binding on the IRS, nor does it preclude the IRS from adopting a contrary position. Fund shareholders should consult their tax advisers regarding the effect, if any, of the Reorganization in light of their individual circumstances. Because the foregoing discussion relates only to the federal income tax consequences of the Reorganization, Fund shareholders also should consult their tax advisers as to state and local tax consequences, if any, of the Reorganization.

Capital Loss Carryforwards. As of December 31, 2019, the Fund's fiscal year end, and as of September 30, 2020, the Fund had no capital loss carryforwards and was in a capital gain position.

Sale of Portfolio Securities. As the funds are both money market funds managed in accordance with Rule 2a-7 under the 1940 Act and have the same investment objective and substantially similar investment management policies, there is no current expectation that the Fund's portfolio securities will be sold in connection with the Reorganization. The Fund and the Acquiring Fund may buy and sell securities in the normal course of their operations, the transaction costs for which would be borne by the respective fund. Any sales of portfolio securities by the funds will be subject to any restrictions imposed by the Code with respect to the tax-free nature of the Reorganization.

Required Vote and Board's Recommendation

The Fund's Board has approved the Plan and the Reorganization and has determined that (1) participation in the Reorganization is advisable and in the best interests of the Fund and (2) the interests of shareholders of the Fund will not be diluted as a result of the Reorganization. The affirmative vote of a majority of the Fund's outstanding voting securities as defined in the 1940 Act is required to approve the Plan and the Reorganization. Such a majority means the affirmative vote of the holders of (a) 67% or more of the shares of the Fund present, in person or represented by proxy, at the Meeting, if the holders of more than 50% of the outstanding shares of the Fund are so present, or (b) more than 50% of the outstanding shares of the Fund, whichever is less. Virtual attendance at the Meeting constitutes in person attendance for purposes of calculating the required vote.

THE FUND'S BOARD, A MAJORITY OF WHOSE MEMBERS ARE INDEPENDENT BOARD MEMBERS, UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" APPROVAL OF THE PLAN AND THE REORGANIZATION.

ADDITIONAL INFORMATION ABOUT THE ACQUIRING FUND AND THE FUND

Information about the Acquiring Fund is incorporated by reference into this Prospectus/Proxy Statement from the Acquiring Fund's Prospectuses and Statement of Additional Information, forming a part of the Acquiring Fund's Registration Statement on Form N-1A (File No. 002-72836). The Acquiring Fund's Prospectuses, each dated March 31, 2020, are incorporated herein by reference to Post-Effective Amendment No. 65 to the Acquiring Fund's Registration Statement on Form N-1A, filed on March 27, 2020. The Acquiring Fund's Statement of Additional Information, dated March 31, 2020, as revised or amended, May 1, 2020, June 30, 2020, September 1, 2020 and November 23, 2020, is incorporated herein by reference to the definitive version thereof filed pursuant to Rule 497 under the Securities Act of 1933, as amended (the "Securities Act"), on November 23, 2020.

Information about the Fund is incorporated by reference into this Prospectus/Proxy Statement from the Fund's Prospectuses and Statement of Additional Information, forming a part of the Fund's Registration Statement on Form N-1A (File No. 002-49073). The Fund's Prospectuses, each dated May 1, 2020, are incorporated herein by reference to Post-Effective Amendment No. 119 to the Fund's Registration Statement on Form N-1A, filed on April 27, 2020. The Fund's Statement of Additional Information, dated January 31, 2020, as revised or amended, February 28, 2020, March 31, 2020, May 1, 2020, June 1, 2020, July 31, 2020, September 1, 2020, September 16, 2020, November 6, 2020, November 16, 2020, November 23, 2020 and December 1, 2020 is incorporated herein by reference to the definitive version thereof filed pursuant to Rule 497 under the Securities Act on November 30, 2020.

The Fund and the Acquiring Fund are subject to the requirements of the 1940 Act and file reports, proxy statements and other information with the Commission. Reports, proxy statements and other information filed by the Fund and the Acquiring Fund can be viewed on-line or downloaded from www.sec.gov or www.dreyfus.com.

VOTING INFORMATION

In addition to the use of the mail, proxies may be solicited personally or by telephone, and BNYM Investment Adviser may pay persons holding Fund shares in their names or those of their nominees for their expenses in sending soliciting materials to their principals. BNYM Investment Adviser has retained the Proxy Solicitor to assist in the solicitation of proxies, primarily by contacting shareholders by telephone.

Authorizations to execute proxies may be obtained by telephonic or electronically transmitted instructions in accordance with procedures designed to authenticate the shareholder's identity. In all cases where a telephonic proxy is solicited (as opposed to where the shareholder calls the toll-free telephone number directly to vote), the shareholder will be asked to provide or confirm certain identifiable information and to confirm that the shareholder has received the Prospectus/Proxy Statement and proxy card. Within 72 hours of receiving a shareholder's telephonic or electronically transmitted voting instructions from a shareholder, a confirmation will be sent to the shareholder to ensure that the vote has been taken in accordance with the shareholder's instructions and to provide a telephone number to call immediately if the shareholder's instructions are not correctly reflected in the confirmation. Any Fund shareholder giving a proxy by telephone or electronically may revoke it at any time before it is exercised by submitting a new proxy or by attending the Meeting virtually and voting by Internet during the Meeting.

Shares represented by executed and unrevoked proxies will be voted in accordance with the specifications made thereon. Unmarked but properly signed and dated proxy cards will be voted "FOR" the Reorganization. Properly signed and dated proxy cards marked with an abstention will be treated as shares that are present at the Meeting for quorum purposes but which have not been voted. Accordingly, abstentions will have the effect of a vote against approval of the Reorganization.

With respect to individual retirement accounts ("IRAs") sponsored by BNYM Investment Adviser, the Individual Retirement Custodial Account Agreement governing the IRAs requires BNY Mellon, an affiliate of BNYM Investment Adviser, as the custodian of the IRAs, to vote Fund shares held in such IRAs in accordance with the IRA shareholder's instructions. However, if no voting instructions are received, BNY Mellon may vote Fund shares held in the IRA in the same proportions as the Fund shares for which voting instructions are received from other BNYM Investment Adviser IRA shareholders. Therefore, if an IRA shareholder does not provide voting instructions prior to the Meeting, BNY Mellon will vote the IRA shares "FOR", "AGAINST" or "ABSTAIN" in the same proportions as it votes the shares for which properly conveyed instructions are timely received from other BNYM Investment Adviser IRA shareholders.

A quorum is constituted for the Fund by the presence in person or by proxy of the holders of one-third (33-1/3%) of the Fund's outstanding shares entitled to vote at the Meeting. Virtual attendance at the Meeting constitutes in person attendance for purposes of calculating a quorum. If a quorum is not present at the Meeting, or if a quorum is present but sufficient votes to approve the proposal are not received, the chairperson of the Meeting or the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies for one or both of the Funds. The Meeting may be adjourned by the chairperson of the Meeting.

The votes of the Acquiring Fund's shareholders are not being solicited since their approval or consent is not necessary for the Reorganization.

The affirmative vote of a majority of the Fund's outstanding voting securities as defined in the 1940 Act is required to approve the Plan and the Reorganization. Such a majority means the affirmative vote of the holders of (a) 67% or more of the shares of the Fund present, in person or represented by proxy, at the Meeting, if the holders of more than 50% of the outstanding shares of the Fund are so present, or (b) more than 50% of the outstanding shares of the Fund, whichever is less. Virtual attendance at the Meeting constitutes in person attendance for purposes of calculating the required vote.

Ownership of Shares. To the knowledge of the Fund and the Acquiring Fund, the following table shows the persons owning as of October 30, 2020, either of record or beneficially, 5% or more of the outstanding Class Z shares, Class 1 shares and Class 2 shares of the Fund and the outstanding Premier shares and Wealth shares of the Acquiring Fund, respectively, and the percentage of the combined fund's shares to be owned by these persons if the Reorganization had been consummated as of that date.

	Percentage of Outstanding Share Class
Name and Address	Before Reorganization Fund	Pro Forma After Reorganization Acquiring Fund
Fund—Class Z Shares

None	N/A	N/A

Fund—Class 1 Shares

None	N/A	N/A

Fund—Class 2 Shares

Pershing Cash Management Services One Pershing Plaza Harborside III - 6th Floor Jersey City, NJ 07399-0001	71.0531%	55.7790% (Premier Shares)

Morgan Stanley Smith Barney 1 New York Plaza - 12th Floor New York, NY 10004-1901	28.1662%	22.1114% (Premier Shares)

Acquiring Fund—Wealth Shares

Pershing Cash Management Services One Pershing Plaza Harborside III - 6th Floor Jersey City, NJ 07399-0001	29.0972%	2.8249% (Wealth Shares)

Acquiring Fund—Premier Shares

John P. Rhoades Redlands, CA	13.7540%	2.9567% (Premier Shares)

Nathan Shapiro & Marilyn Shapiro Boynton Beach, FL	10.0222%	2.1544% (Premier Shares)

Ida W. Cary Jefferson, TX	5.9858%	1.2867% (Premier Shares)

A shareholder who beneficially owns, directly or indirectly, more than 25% of a fund's voting securities may be deemed a "control person" (as defined in the 1940 Act) of the fund. As of October 30, 2020, no shareholder of the Fund was deemed a "control person" of the Fund and no shareholder of the Acquiring Fund would be deemed a "control person" of the Acquiring Fund after the Reorganization.

As of October 30, 2020, Board members and officers of the Fund and the Acquiring Fund, as a group, owned less than 1% of the Fund's or the Acquiring Fund's outstanding shares, respectively.

FINANCIAL STATEMENTS AND EXPERTS

The financial statements of the Acquiring Fund (File No. 811-03207) are incorporated herein by reference to the Acquiring Fund's Annual Report for its fiscal year ended November 30, 2019, filed on January 30, 2020. The financial statements of the Fund (File No. 811-02410) are incorporated herein by reference to the Fund's Annual Report for its fiscal year ended December 31, 2019, filed on March 2, 2020. The financial statements audited by Ernst & Young LLP have been included in reliance on their report given on their authority as experts in accounting and auditing.

OTHER MATTERS

Pursuant to the Bylaws of the Fund and Maryland law, only the matters set forth in the Notice of the Meeting (and related procedural matters) may be brought before the Meeting and any postponement or adjournment thereof. If any such procedural matters properly come before the Meeting, it is the intention of the persons named in the accompanying form of proxy to vote the proxy in accordance with their discretion on such matters.

NOTICE TO BANKS, BROKER/DEALERS AND VOTING TRUSTEES
AND THEIR NOMINEES

Please advise the Fund, in care of BNY Mellon Institutional Department, P.O. Box 9882, Providence, Rhode Island 02940-8082, whether other persons are the beneficial owners of Fund shares for which proxies are being solicited from you, and, if so, the number of copies of the Prospectus/Proxy Statement and other soliciting material you wish to receive in order to supply copies to the beneficial owners of Fund shares.

IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. THEREFORE, SHAREHOLDERS WHO DO NOT EXPECT TO ATTEND THE MEETING VIRTUALLY ARE URGED TO COMPLETE, DATE, SIGN AND RETURN THE PROXY CARD IN THE ENCLOSED POSTAGE-PAID ENVELOPE OR OTHERWISE VOTE PROMPTLY.

Exhibit A

Agreement and Plan of Reorganization

AGREEMENT AND PLAN OF REORGANIZATION dated as of November 17, 2020 (the "Agreement"), among DREYFUS LIQUID ASSETS, INC. (the "Fund"), a Maryland corporation, GENERAL MONEY MARKET FUND, INC., a Maryland corporation (the "Acquiring Fund"),1 and, with respect to Section 9.4 of the Agreement, BNY MELLON INVESTMENT ADVISER, INC. ("BNYM Investment Adviser").

This Agreement is intended to be and is adopted as a "plan of reorganization" within the meaning of the regulations under Section 368(a) of the United States Internal Revenue Code of 1986, as amended (the "Code"). The reorganization will consist of the transfer of all of the assets of the Fund to the Acquiring Fund in exchange solely for the Acquiring Fund's Premier shares and Wealth shares ("Acquiring Fund Shares") of common stock, and the assumption by the Acquiring Fund of the liabilities of the Fund as described herein, and the distribution, after the Closing Date hereinafter referred to, of the Acquiring Fund Shares to the shareholders of the Fund in liquidation of the Fund as provided herein, all upon the terms and conditions hereinafter set forth in this Agreement (the "Reorganization").

WHEREAS, the Fund is a registered, open-end management investment company, and the Acquiring Fund is a registered, open-end management investment company, and the Fund owns securities which are assets of the character in which the Acquiring Fund is permitted to invest;

WHEREAS, both the Fund and the Acquiring Fund are authorized to issue their shares of common stock;

WHEREAS, the Fund's Board has determined that the Reorganization is advisable and in the best interests of the Fund and that the interests of the Fund's existing shareholders will not be diluted as a result of the Reorganization; and

WHEREAS, the Acquiring Fund's Board has determined that the Reorganization is advisable and in the best interests of the Acquiring Fund and that the interests of the Acquiring Fund's existing shareholders will not be diluted as a result of the Reorganization:

NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties agree as follows:

[1]	Effective on or about February 1, 2021, the Acquiring Fund, which, as of the date hereof, is a Maryland corporation with no separately designated series, will, in effect, change its name by filing Articles of Amendment (the "Articles of Amendment") to the Acquiring Fund's Charter (as defined below) with the State Department of Assessments and Taxation of Maryland that (a) designate a new series of the corporation named "Dreyfus Money Market Fund" and (b) rename all of the corporation's issued and unissued shares of common stock as shares of common stock of the new series (Dreyfus Money Market Fund). The name of the corporation, however, will remain "General Money Market Fund, Inc." The Articles of Amendment also will rename the Acquiring Fund's Class A shares and Dreyfus Class shares as Wealth shares and Premier shares, respectively. All references herein to the Acquiring Fund apply equally to the new series (Dreyfus Money Market Fund), except as otherwise indicated.

1.	the reorganization.

1.1               Subject to the terms and conditions contained herein and on the basis of the representations and warranties contained herein, the Fund agrees to assign, transfer and convey to the Acquiring Fund all of the assets of the Fund, as set forth in paragraph 1.2, free and clear of all liens, encumbrances and claims whatsoever. The Acquiring Fund agrees in exchange therefor (a) to deliver to the Fund the number of Acquiring Fund Shares, including fractional Acquiring Fund Shares, determined as set forth in paragraph 2.3; and (b) to assume the stated liabilities of the Fund, as set forth in paragraph 1.3. Such transactions shall take place at the closing (the "Closing") as of the close of business on the closing date (the "Closing Date"), provided for in paragraph 3.1. In lieu of delivering certificates for the Acquiring Fund Shares, the Acquiring Fund shall credit the Acquiring Fund Shares to the Fund's account on the books of the Acquiring Fund and shall deliver a confirmation thereof to the Fund.

1.2               The assets of the Fund to be acquired by the Acquiring Fund shall consist of all assets, including, without limitation, all portfolio securities, cash, cash equivalents, commodities, interests in futures and other financial instruments, claims (whether absolute or contingent, known or unknown), receivables (including dividends or interest and other receivables) and other assets belonging to the Fund, and any deferred or prepaid expenses, reflected on an unaudited statement of assets and liabilities of the Fund approved by BNYM Investment Adviser, as of the Valuation Date (as defined in paragraph 2.1), in accordance with U.S. generally accepted accounting principles ("GAAP") consistently applied from the Fund's prior audited period (the "Assets").

1.3               The Fund will endeavor to identify and, to the extent practicable, discharge all of its known liabilities and obligations before the Closing Date. The Acquiring Fund shall assume the liabilities, expenses, costs, charges and reserves reflected on an unaudited statement of assets and liabilities of the Fund approved by BNYM Investment Adviser, as of the Valuation Date, in accordance with GAAP consistently applied from the Fund's prior audited period. The Acquiring Fund shall assume only those liabilities of the Fund reflected in that unaudited statement of assets and liabilities and shall not assume any other liabilities, whether absolute or contingent.

1.4               Delivery of the Fund's Assets shall be made on the Closing Date to The Bank of New York Mellon, 240 Greenwich Street, New York, New York 10286, the Acquiring Fund's custodian (the "Custodian"), for the account of the Acquiring Fund, with all securities not in bearer or book-entry form duly endorsed, or accompanied by duly executed separate assignments or stock powers, in proper form for transfer, with signatures guaranteed, and with all necessary stock transfer stamps, sufficient to transfer good and marketable title thereto (including all accrued interest and dividends and rights pertaining thereto) to the Custodian for the account of the Acquiring Fund free and clear of all liens, encumbrances, rights, restrictions and claims. All cash delivered shall be in the form of immediately available funds payable to the order of the Custodian for the account of the Acquiring Fund.

1.5               The Fund will pay or cause to be paid to the Acquiring Fund any dividends and interest received on or after the Closing Date with respect to Assets transferred to the Acquiring Fund hereunder. The Fund will transfer to the Acquiring Fund any distributions, rights or other assets received by the Fund after the Closing Date as distributions on or with respect to the securities transferred. Such assets shall be deemed included in the Assets transferred to the Acquiring Fund on the Closing Date and shall not be separately valued.

1.6               As soon after the Closing Date as is conveniently practicable, the Fund will distribute pro rata to holders of record of the Fund's Class Z shares, Class 1 shares and Class 2 shares, determined as of the close of business on the Closing Date ("Fund Shareholders"), the applicable class of Acquiring Fund Shares, with holders of Class Z shares or Class 1 shares of the Fund receiving Wealth shares of the Acquiring Fund and holders of Class 2 shares of the Fund receiving Premier shares of the Acquiring Fund, received by the Fund pursuant to paragraph 1.1, and will completely liquidate and, promptly thereafter, terminate in accordance with applicable laws of the State of Maryland and federal securities laws. Such distribution and liquidation will be accomplished by the transfer of the Acquiring Fund Shares then credited to the account of the Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the names of the Fund Shareholders and representing the respective pro rata number of the applicable Acquiring Fund Shares due such shareholders. All issued and outstanding shares of the Fund simultaneously will be canceled on the books of the Fund and will be null and void. Acquiring Fund Shares distributed to Fund Shareholders will be reflected on the books of the Acquiring Fund as uncertificated, book-entry shares; the Acquiring Fund will not issue share certificates in the Reorganization.

1.7               Ownership of Acquiring Fund Shares will be shown on the books of the Acquiring Fund's transfer agent. Acquiring Fund Shares will be issued in the manner described in the Acquiring Fund's then-current prospectuses and statement of additional information.

1.8               Any transfer taxes payable upon issuance of the Acquiring Fund Shares in a name other than the registered holder of the Acquiring Fund Shares on the books of the Fund as of that time shall, as a condition of such issuance and transfer, be paid by the person to whom such Acquiring Fund Shares are to be issued and transferred.

1.9               Any reporting responsibility of the Fund, including the responsibility for filing regulatory reports, tax returns, or other documents with the Securities and Exchange Commission (the "Commission"), any state securities commission, and any federal, state or local tax authorities or any other relevant regulatory authority, is and shall remain the responsibility of the Fund up to and including the Closing Date and such later date on which the Fund's existence is terminated.

1.10           As soon as practicable after the Closing Date, the Fund shall provide the Acquiring Fund with copies of all books and records that pertain to the Fund that the Acquiring Fund is required to maintain under the Investment Company Act of 1940, as amended (the "1940 Act"), and the rules of the Commission thereunder.

2.	VALUATION.

2.1             The value of the Fund's Assets to be acquired, and the amount of the Fund's liabilities to be assumed, by the Acquiring Fund hereunder shall be computed as of 5:00 p.m., Eastern time, on the Closing Date (such time and date being hereinafter called the "Valuation Date"), using the valuation procedures set forth in the Acquiring Fund's Articles of Incorporation, as amended (the "Acquiring Fund's Charter"), and the then-current prospectuses or statement of additional information of the Acquiring Fund, which are and shall be consistent with the policies currently in effect for the Fund, or such other valuation procedures as shall be mutually agreed upon by the parties hereto.

2.2              The value of the Fund's Assets and the net asset value of an Acquiring Fund Share shall be based on the amortized cost valuation procedures that have been adopted by the Fund's Board and the Acquiring Fund's Board, respectively. Any provision in this Agreement to the contrary notwithstanding, if on the Valuation Date the difference between the net asset value per share of (i) either the Fund's shares or the Acquiring Fund Shares, respectively, using (a) the amortized cost value and (b) the shadow market value or (ii) the Fund's shares and the Acquiring Fund Shares using the shadow market value, equals or exceeds $.0025, either party shall have the right to postpone the Closing Date until such time as the per share difference is less than $.0025 or terminate this Agreement and the transactions contemplated hereby. For purposes of the preceding sentence, the shadow market net asset value of the Fund's shares and the Acquiring Fund Shares shall be computed by using available market quotations (or an appropriate substitute that reflects current market conditions) in accordance with the policies and procedures established by the Acquiring Fund (or as otherwise mutually determined by the Fund's Board and the Acquiring Fund's Board).

2.3              The number of Acquiring Fund Shares to be issued (including fractional shares, if any) in exchange for the Fund's net assets shall be determined by dividing the value of the net assets of the applicable class of the Fund determined using the same valuation procedures referred to in paragraphs 2.1 and 2.2 by the net asset value of one Acquiring Fund Share of the applicable class, as the case may be, determined in accordance with paragraph 2.2.

2.4              All computations of value shall be made in accordance with the regular practices of the Fund and the Acquiring Fund.

3.	CLOSING AND CLOSING DATE.

3.1              The Closing Date shall be May 13, 2021, or such other date as the parties, through their duly authorized officers, may mutually agree. All acts taking place at the Closing shall be deemed to take place simultaneously as of the Valuation Date unless otherwise provided. The Closing shall be held at 5:00 p.m., Eastern Time, at the offices of BNYM Investment Adviser, 240 Greenwich Street, New York, New York, or such other time and/or place as the parties may mutually agree.

3.2             The Fund shall direct the Custodian to deliver at the Closing a certificate of an authorized officer stating that the Fund's Assets have been delivered in proper form to the Acquiring Fund on the Closing Date. The Fund's portfolio securities and instruments deposited with a securities depository (as defined in Rule 17f-4 under the 1940 Act) or with a permitted counterparty or futures commission merchant (as defined in Rule 17f-6 under the 1940 Act) shall be delivered to the Custodian as of the Closing Date by book entry, in accordance with the customary practices of the Custodian. The cash to be transferred by the Fund shall be delivered to the Custodian for the account of the Acquiring Fund by wire transfer of federal funds on the Closing Date.

3.3              If on the Valuation Date (a) the New York Stock Exchange or another primary trading market for portfolio securities of the Acquiring Fund or the Fund shall be closed to trading or trading thereon shall be restricted, or (b) trading or the reporting of trading on said Exchange or elsewhere shall be disrupted so that accurate appraisal of the value of the net assets of the Acquiring Fund or the Fund is impracticable, the Closing Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored or such other date as the parties hereto may agree.

3.4               The Fund shall direct the Fund's transfer agent to deliver at the Closing a certificate of an authorized officer stating that its records contain the names and addresses of the Fund Shareholders and the number and percentage ownership of outstanding shares owned by each such shareholder immediately prior to the Closing. The Acquiring Fund shall direct the Acquiring Fund's transfer agent to issue and deliver to the Fund's Secretary a confirmation evidencing the Acquiring Fund Shares to be credited on the Closing Date, or provide evidence satisfactory to the Fund that such Acquiring Fund Shares have been credited to the Fund's account on the books of the Acquiring Fund.

3.5               At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, receipts or other documents as such other party or its counsel may reasonably request.

3.6               If the Fund is unable to make delivery to the Custodian pursuant to paragraph 3.2 of any of the Assets for the reason that any of such Assets have not yet been delivered to the Fund by the Fund's broker, dealer or other counterparty, then, in lieu of such delivery, the Fund shall deliver with respect to said Assets executed copies of an agreement of assignment and due bills executed on behalf of said broker, dealer or other counterparty, together with such other documents as may be required by the Acquiring Fund or the Custodian, including broker confirmation slips.

4.	REPRESENTATIONS AND WARRANTIES.

4.1             The Fund represents and warrants to the Acquiring Fund as follows:

(a) The Fund is a corporation duly organized and validly existing under the laws of the State of Maryland, and has the power to carry out its obligations under this Agreement.

(b) The Fund is registered under the 1940 Act as an open-end management investment company, and the Fund's shares are registered under the Securities Act of 1933, as amended (the "1933 Act"), and such registrations have not been revoked or rescinded and are in full force and effect. The Fund is in compliance in all material respects with the 1940 Act and the rules and regulations thereunder.

(c) The current prospectuses and statement of additional information of the Fund conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

(d) The Fund is not, and the execution, delivery and performance of this Agreement will not result, in material violation of the Fund's Articles of Incorporation, as amended (the "Fund's Charter"), or the Fund's By-Laws or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Fund is a party or by which the Fund is bound, nor will the execution, delivery and performance of this Agreement by the Fund result in the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease or other undertaking to which the Fund is a party or by which the Fund is bound.

(e) The Fund has no material contracts or other commitments that will be terminated with liability to the Fund on or prior to the Closing Date.

(f) No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Fund of the transactions contemplated herein, except as may be required under the 1933 Act, the Securities Exchange Act of 1934, as amended (the "1934 Act"), and the 1940 Act and by state securities laws.

(g) No litigation or administrative proceeding or investigation of or before any court or governmental body is currently pending or to the Fund's knowledge threatened against the Fund or any of the Fund's properties or assets which, if adversely determined, would materially and adversely affect the Fund's financial condition or the conduct of the Fund's business. The Fund knows of no facts which might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects the Fund's business or the Fund's ability to consummate the transactions contemplated herein.

(h) The Statements of Assets and Liabilities, Statements of Operations, Statements of Changes in Net Assets and Statements of Investments (indicating their fair value) of the Fund for each of the Fund's five fiscal years ended December 31, 2019 have been audited by Ernst & Young LLP, an independent registered public accounting firm, and are in accordance with GAAP, consistently applied, and such statements (copies of which have been furnished to the Acquiring Fund) fairly reflect the financial condition of the Fund as of such dates, and there are no known contingent liabilities of the Fund as of such dates not disclosed therein.

(i) Since December 31, 2019, there has not been any material adverse change in the Fund's financial condition, assets, liabilities or business other than changes occurring in the ordinary course of business, or any incurrence by the Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as disclosed on the statement of assets and liabilities referred to in paragraphs 1.3 and 4.1(h) hereof.

(j) At the Closing Date, all federal and other tax returns and reports of the Fund required by law then to be filed shall have been filed, and all federal and other taxes shown as due on said returns and reports shall have been paid so far as due, or provision shall have been made for the payment thereof, and to the knowledge of the Fund no such return is currently under audit and no assessment or deficiency has been asserted with respect to such returns. The Fund (1) is in compliance in all material respects with all applicable regulations pertaining to (i) the reporting of dividends and other distributions on and redemptions of its shares, (ii) withholding in respect thereof, and (iii) shareholder basis reporting, (2) has withheld in respect of dividends and other distributions and paid to the proper taxing authorities all taxes required to be withheld, and (3) is not liable for any material penalties that could be imposed thereunder.

(k) For each taxable year of its operation (including the taxable year ending on the Closing Date), the Fund has met the requirements of Subchapter M of the Code for qualification and treatment as a regulated investment company.

(l) All issued and outstanding shares of the Fund are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable by the Fund. All of the issued and outstanding shares of the Fund will, at the time of the Closing, be held by the persons and in the amounts set forth in the records of the transfer agent as provided in paragraph 3.4. The Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of the Fund's shares, nor is there outstanding any security convertible into any of the Fund's shares.

(m) On the Closing Date, the Fund will have good and marketable title to the Assets and full right, power and authority to sell, assign, transfer and deliver the Assets to be transferred by it hereunder free of any liens or other encumbrances, and upon delivery and payment for the Assets, the Acquiring Fund will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, including such restrictions as might arise under the 1933 Act, other than as disclosed to and accepted by the Acquiring Fund.

(n) The execution, delivery and performance of this Agreement will have been duly authorized prior to the Closing Date by all necessary action on the part of the Fund's Board and, subject to the approval of the Fund's shareholders, this Agreement will constitute the valid and legally binding obligation of the Fund, enforceable in accordance with its terms, subject to the effect of bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance and other similar laws relating to or affecting creditors' rights generally and court decisions with respect thereto, and to general principles of equity and the discretion of the court (regardless of whether the enforceability is considered in a proceeding in equity or at law).

(o) The information to be furnished by the Fund for use in registration statements, proxy materials and other documents filed or to be filed with any federal, state or local regulatory authority (including the Financial Industry Regulatory Authority), which may be necessary in connection with the transactions contemplated hereby, shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations applicable thereto.

(p) The Registration Statement on Form N-14 and the Prospectus/Proxy Statement contained therein, as amended or supplemented (the "Registration Statement"), as of the effective date of the Registration Statement and at all times subsequent thereto up to and including the Closing Date, conform and will conform, as it relates to the Fund, in all material respects to the requirements of the federal and state securities laws and the rules and regulations thereunder and do not and will not include, as it relates to the Fund, any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not misleading.

4.2           The Acquiring Fund represents and warrants to the Fund as follows:

(a) The Acquiring Fund is a corporation duly organized and validly existing under the laws of the State of Maryland and, upon the effectiveness of the Articles of Amendment, Dreyfus Money Market Fund will be a duly established and designated series of the Acquiring Fund, and each has or, in the case of Dreyfus Money Market Fund, will have the power to carry out its obligations under this Agreement.

(b) The Acquiring Fund is registered under the 1940 Act as an open-end management investment company, and the Acquiring Fund Shares are registered under the 1933 Act, and such registrations have not been revoked or rescinded and are in full force and effect. The Acquiring Fund is in compliance in all material respects with the 1940 Act and the rules and regulations thereunder.

(c) The current prospectuses and statement of additional information of the Acquiring Fund conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

(d) The Acquiring Fund is not, and the execution, delivery and performance of this Agreement will not result, in material violation of the Acquiring Fund's Charter or its By-Laws or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Acquiring Fund is a party or by which the Acquiring Fund is bound, nor will the execution, delivery and performance of this Agreement by the Acquiring Fund result in the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease or other undertaking to which the Acquiring Fund is a party or by which the Acquiring Fund is bound.

(e) No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Acquiring Fund of the transactions contemplated herein, except as may be required under the 1933 Act, the 1934 Act and the 1940 Act and by state securities laws.

(f) No litigation or administrative proceeding or investigation of or before any court or governmental body is currently pending or to the Acquiring Fund's knowledge threatened against the Acquiring Fund or any of the Acquiring Fund's properties or assets which, if adversely determined, would materially and adversely affect the Acquiring Fund's financial condition or the conduct of the Acquiring Fund's business. The Acquiring Fund knows of no facts which might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects the Acquiring Fund's business or the Acquiring Fund's ability to consummate the transactions contemplated herein.

(g) The Statements of Assets and Liabilities, Statements of Operations, Statements of Changes in Net Assets and Statements of Investments (indicating their fair value) of the Acquiring Fund for each of the Acquiring Fund's five fiscal years ended November 30, 2019 have been audited by Ernst & Young LLP, an independent registered public accounting firm, and are in accordance with GAAP, consistently applied, and such statements (copies of which have been furnished to the Fund) fairly reflect the financial condition of the Acquiring Fund as of such dates.

(h) Since November 30, 2019, there has not been any material adverse change in the Acquiring Fund's financial condition, assets, liabilities or business other than changes occurring in the ordinary course of business, or any incurrence by the Acquiring Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as disclosed on the statement of assets and liabilities referred to in paragraph 4.2(g) hereof.

(i) At the Closing Date, all federal and other tax returns and reports of the Acquiring Fund required by law then to be filed shall have been filed, and all federal and other taxes shown as due on said returns and reports shall have been paid so far as due, or provision shall have been made for the payment thereof, and to the knowledge of the Acquiring Fund no such return is currently under audit and no assessment or deficiency has been asserted with respect to such returns. The Acquiring Fund (1) is in compliance in all material respects with all applicable regulations pertaining to (i) the reporting of dividends and other distributions on and redemptions of its shares, (ii) withholding in respect thereof, and (iii) shareholder basis reporting, (2) has withheld in respect of dividends and other distributions and paid to the proper taxing authorities all taxes required to be withheld, and (3) is not liable for any material penalties that could be imposed thereunder.

(j) For each taxable year of its operation, the Acquiring Fund has met the requirements of Subchapter M of the Code for qualification and treatment as a regulated investment company and it intends to meet such requirements for its taxable year in which the Reorganization occurs.

(k) All issued and outstanding shares of the Acquiring Fund are, and at the Closing Date (including the Acquiring Fund Shares to be issued pursuant to paragraph 1.1 of this Agreement) will be, duly and validly issued and outstanding, fully paid and non-assessable by the Acquiring Fund. The Acquiring Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any Acquiring Fund Shares, nor is there outstanding any security convertible into any Acquiring Fund Shares.

(l) The execution, delivery and performance of this Agreement will have been duly authorized prior to the Closing Date by all necessary action on the part of the Acquiring Fund's Board and, subject to the approval of the Fund's shareholders, this Agreement will constitute the valid and legally binding obligation of the Acquiring Fund, enforceable in accordance with its terms, subject to the effect of bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance and other similar laws relating to or affecting creditors' rights generally and court decisions with respect thereto, and to general principles of equity and the discretion of the court (regardless of whether the enforceability is considered in a proceeding in equity or at law).

(m) The Registration Statement, as of its effective date and at all times subsequent thereto up to and including the Closing Date, conforms and will conform, as it relates to the Acquiring Fund, in all material respects to the requirements of the federal and state securities laws and the rules and regulations thereunder and does not and will not include, as it relates to the Acquiring Fund, any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not misleading. No representations and warranties in this paragraph 4.2 shall apply to statements or omissions made in reliance upon and in conformity with written information concerning the Fund furnished to the Acquiring Fund by the Fund.

(n) No consideration other than the Acquiring Fund Shares (and the Acquiring Fund's assumption of the Fund's stated liabilities) will be issued in exchange for the Fund's Assets in the Reorganization.

(o) The Acquiring Fund does not directly or indirectly own, nor on the Closing Date will it directly or indirectly own, nor has it directly or indirectly owned at any time during the past five years, any shares of the Fund.

5.	COVENANTS OF THE ACQUIRING FUND AND THE FUND.

5.1               The Acquiring Fund and the Fund each will operate its business in the ordinary course between the date hereof and the Closing Date, it being understood that such ordinary course of business will include payment of customary dividends and other distributions.

5.2               The Fund will call a meeting of the Fund's shareholders to consider and act upon this Agreement and to take all other action necessary to obtain approval of the transactions contemplated herein.

5.3               Subject to the provisions of this Agreement, the Fund and the Acquiring Fund will each take, or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement.

5.4               As promptly as practicable, but in any case within sixty days after the Closing Date, the Fund shall furnish the Acquiring Fund, in such form as is reasonably satisfactory to the Acquiring Fund, a statement of the earnings and profits of the Fund for federal income tax purposes which will be carried over to the Acquiring Fund as a result of Section 381 of the Code and which will be certified by the Fund's President or its Vice President and Treasurer.

5.5               The Fund will provide the Acquiring Fund with information reasonably necessary for the preparation of the Registration Statement.

5.6               The Acquiring Fund agrees to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and such of the state Blue Sky or securities laws as it may deem appropriate in order to continue its operations after the Closing Date.

5.7               The Fund covenants that the Fund is not acquiring the Acquiring Fund Shares to be issued hereunder for the purpose of making any distribution thereof, other than in accordance with the terms of this Agreement.

5.8               As soon as is reasonably practicable after the Closing, the Fund will make a liquidating distribution to Fund Shareholders consisting of the Acquiring Fund Shares received at the Closing.

6.	CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND.

The obligations of the Acquiring Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Fund of all the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following conditions:

6.1               All representations and warranties of the Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date with the same force and effect as if made on and as of the Closing Date.

6.2               The Fund shall have delivered to the Acquiring Fund a statement of the Fund's assets and liabilities, together with a list of the Fund's portfolio securities showing the tax basis of such securities by lot and the holding periods of such securities, as of the Closing Date, certified by the Fund's Treasurer.

6.3               The Fund shall have delivered to the Acquiring Fund on the Closing Date a certificate executed in the Fund's name by the Fund's President or Vice President and its Treasurer, in form and substance satisfactory to the Acquiring Fund, to the effect that the representations and warranties of the Fund made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as the Acquiring Fund shall reasonably request.

7.	CONDITIONS PRECEDENT TO OBLIGATIONS OF THE FUND.

The obligations of the Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Acquiring Fund of all the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following conditions:

7.1               All representations and warranties of the Acquiring Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date with the same force and effect as if made on and as of the Closing Date.

7.2               The Acquiring Fund shall have delivered to the Fund on the Closing Date a certificate executed in the Acquiring Fund's name by the Acquiring Fund's President or Vice President and its Treasurer, in form and substance reasonably satisfactory to the Fund, to the effect that the representations and warranties of the Acquiring Fund made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as the Fund shall reasonably request.

8.	FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF THE FUND AND THE ACQUIRING FUND.

If any of the conditions set forth below do not exist on or before the Closing Date with respect to the Fund or the Acquiring Fund, the other party to this Agreement shall, at its option, not be required to consummate the transactions contemplated by this Agreement.

8.1               This Agreement and the transactions contemplated herein shall have been approved by the requisite vote of the holders of the outstanding shares of the Fund in accordance with the provisions of the Fund's Charter and the 1940 Act. Notwithstanding anything in this Agreement to the contrary, neither the Fund nor the Acquiring Fund may waive the condition set forth in this paragraph 8.1.

8.2               On the Closing Date, no action, suit or other proceeding shall be pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein.

8.3               All consents of other parties and all other consents, orders and permits of federal, state and local regulatory authorities (including those of the Commission and of state Blue Sky and securities authorities) deemed necessary by the Fund or the Acquiring Fund to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of the Fund or the Acquiring Fund, provided that either party hereto may for itself waive any of such conditions.

8.4               The Registration Statement shall have become effective under the 1933 Act and no stop orders suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act.

8.5               The Fund shall have declared and paid a dividend or dividends which, together with all previous dividends, shall have the effect of distributing to Fund shareholders all of the Fund's investment company taxable income (within the meaning of Section 852(b)(2) of the Code) for all taxable years or periods ending on or prior to the Closing Date (computed without regard to any deduction for dividends paid); the excess of its interest income excludable from gross income under Section 103(a) of the Code over its disallowed deductions under Sections 265 and 171(a)(2) of the Code, for all taxable years or periods ending on or prior to the Closing Date; and all of its net capital gain (as defined in Section 1222(11) of the Code) realized in all taxable years or periods ending on or prior to the Closing Date (after reduction for any capital loss carryforwards).

8.6               The Fund and the Acquiring Fund shall have received an opinion of Proskauer Rose LLP substantially to the effect that based on the facts, assumptions and conditions stated herein and conditioned on consummation of the Reorganization in accordance with this Agreement, for federal income tax purposes:

(a) The transfer of all of the Fund's Assets to the Acquiring Fund in exchange solely for the Acquiring Fund Shares and the assumption by the Acquiring Fund of the Fund's stated liabilities, followed by the distribution by the Fund of those Acquiring Fund Shares pro rata to Fund Shareholders in complete liquidation of the Fund, will qualify as a "reorganization" within the meaning of Section 368(a) of the Code and each of the Fund and the Acquiring Fund will be "a party to a reorganization" within the meaning of Section 368(b) of the Code; (b) no gain or loss will be recognized by the Acquiring Fund upon the receipt of the Fund's Assets in exchange solely for Acquiring Fund Shares and the assumption by the Acquiring Fund of the Fund's stated liabilities pursuant to the Reorganization; (c) no gain or loss will be recognized by the Fund upon the transfer of the Fund's Assets to the Acquiring Fund in exchange solely for Acquiring Fund Shares and the assumption by the Acquiring Fund of the Fund's stated liabilities or upon the distribution of those Acquiring Fund Shares to Fund Shareholders in exchange (whether actual or constructive) for their shares of the Fund in liquidation of the Fund pursuant to the Reorganization; (d) no gain or loss will be recognized by Fund Shareholders upon the exchange of their Fund shares for the Acquiring Fund Shares pursuant to the Reorganization; (e) the aggregate tax basis for the Acquiring Fund Shares received by each Fund Shareholder pursuant to the Reorganization will be the same as the aggregate tax basis of the Fund shares held by such Fund Shareholder immediately prior to the Reorganization, and the holding period of those Acquiring Fund Shares received by each Fund Shareholder will include the period during which the Fund shares exchanged therefor were held by such Fund Shareholder (provided the Fund shares were held as capital assets on the date of the Reorganization); and (f) the tax basis of each Fund Asset acquired by the Acquiring Fund will be the same as the tax basis of such Asset to the Fund immediately prior to the Reorganization, and the holding period of each Asset of the Fund in the hands of the Acquiring Fund will include the period during which that Asset was held by the Fund (except where the Acquiring Fund's investment activities have the effect of reducing or eliminating a Fund Asset's holding period).

In rendering its opinion, counsel may rely as to factual matters, exclusively and without independent verification, on the representations and warranties made in this Agreement, which counsel may treat as representations and warranties made to it, and in separate letters addressed to counsel and the certificates delivered pursuant to this Agreement.

No opinion will be expressed as to the effect of the Reorganization on (i) the Fund or the Acquiring Fund with respect to any asset as to which any unrealized gain or loss is required to be recognized for federal income tax purposes at the end of a taxable year (or on the termination or transfer thereof) under a mark-to-market system of accounting, and (ii) any Fund Shareholder that is required to recognize unrealized gains and losses for federal income tax purposes under a mark-to-market system of accounting. Notwithstanding anything in this Agreement to the contrary, neither the Fund nor the Acquiring Fund may waive the condition set forth in this paragraph 8.6.

9.	TERMINATION AND AMENDMENT OF AGREEMENT; EXPENSES.

9.1               This Agreement and the transactions contemplated hereby may be terminated and abandoned by resolution of the Board of the Fund or of the Acquiring Fund, as the case may be, at any time prior to the Closing Date (and notwithstanding any vote of the Fund's shareholders) if circumstances develop that, in the opinion of the party's Board, make proceeding with the Reorganization inadvisable.

9.2               If this Agreement is terminated and the transactions contemplated hereby are abandoned pursuant to the provisions of this Section 9, this Agreement shall become void and have no effect, without any liability on the part of any party hereto or the Board members or officers of the Fund or the Acquiring Fund, or shareholders of the Fund or of the Acquiring Fund, as the case may be, in respect of this Agreement, except as provided in paragraph 9.4.

9.3               The parties may amend, modify or supplement this Agreement in any manner at any time prior to the Closing Date, upon mutual agreement.

9.4               Each party acknowledges that all expenses directly incurred in connection with the Reorganization will be borne by BNYM Investment Adviser.

10.	WAIVER.

At any time prior to the Closing Date, except as otherwise expressly provided, any of the foregoing conditions may be waived by the Board of the Fund or of the Acquiring Fund if, in the judgment of either, such waiver will not have a material adverse effect on the benefits intended under this Agreement to the shareholders of the Fund or of the Acquiring Fund, as the case may be.

11.	MISCELLANEOUS.

11.1           None of the representations and warranties included or provided for herein shall survive consummation of the transactions contemplated hereby.

11.2           This Agreement contains the entire agreement and understanding between the parties hereto with respect to the subject matter hereof, and merges and supersedes all prior discussions, agreements and understandings of every kind and nature between them relating to the subject matter hereof. Neither party shall be bound by any condition, definition, warranty or representation, other than as set forth or provided in this Agreement or as may be, on or subsequent to the date hereof, set forth in a writing signed by the party to be bound thereby.

11.3           This Agreement shall be governed and construed in accordance with the internal laws of the State of New York, without giving effect to principles of conflict of laws; provided, however, that the due authorization, execution and delivery of this Agreement by the Fund and the Acquiring Fund shall be governed and construed in accordance with the internal laws of the State of Maryland without giving effect to principles of conflict of laws; provided that, in the case of any conflict between those laws and the federal securities laws, the latter shall govern.

11.4           This Agreement may be amended only by a signed writing between the parties.

11.5           This Agreement may be executed in counterparts, each of which, when executed and delivered, shall be deemed to be an original.

11.6           This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

11.7           It is expressly agreed that the obligations of the parties hereunder shall not be binding upon any of the Board members or officers of the Acquiring Fund or the Fund, or shareholders, nominees, agents, or employees of the Acquiring Fund or the Fund personally, but shall bind only the property of the Acquiring Fund or the Fund, as the case may be, as provided in the Acquiring Fund's Charter and the Fund's Charter. The execution and delivery of this Agreement by such officers shall not be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the property of the Acquiring Fund or the Fund, as the case may be.

IN WITNESS WHEREOF, the Fund and the Acquiring Fund have each caused this Agreement and Plan of Reorganization to be executed and attested on its behalf by its duly authorized representatives as of the date first above written.

Dreyfus LIQUID ASSETS, INC.

By:	/s/ Renee LaRoche-Morris
Renee LaRoche-Morris
President

ATTEST:	/s/ Jeff Prusnofsky
Jeff Prusnofsky
Assistant Secretary

GENERAL MONEY MARKET FUND, INC.

By:	/s/ Renee LaRoche-Morris
Renee LaRoche-Morris
President

ATTEST:	/s/ Jeff Prusnofsky
Jeff Prusnofsky
Assistant Secretary

The undersigned is a party to this Agreement with respect to Section 9.4 of the Agreement

BNY MELLON INVESTMENT ADVISER, INC.

By:	/s/ Renee LaRoche-Morris
Renee LaRoche-Morris
President

ATTEST:	/s/ James Bitetto
James Bitetto
Secretary

Exhibit B

Comparison of Fundamental Investment Restrictions of
the Acquiring Fund and the Fund

	Acquiring Fund Dreyfus Money Market Fund	Fund Dreyfus Liquid Assets, Inc.
	The Acquiring Fund may not…	The Fund may not…
Borrowing	Borrow money, except to the extent permitted under the 1940 Act (which currently limits borrowing to no more than 33-1/3% of the value of the fund's total assets).	Same as Acquiring Fund.
Senior Securities	No investment restriction (fundamental or nonfundamental) adopted by the Acquiring Fund.	Issue any senior security (as such term is defined in Section 18(f) of the 1940 Act), except insofar as the fund may be deemed to have issued a senior security by reason of borrowing money in accordance with the fund's borrowing policies.
Issuer Diversification	Invest more than 15% of its assets in the obligations of any one bank, or invest more than 5% of its assets in the commercial paper of any one issuer. Notwithstanding the foregoing, to the extent required by the rules of the [Commission], the fund will not invest more than 5% of its assets in the obligations of any one bank.	Invest more than 15% of its assets in the obligations of any one bank or invest more than 5% of its assets in the obligations of any one issuer, except that up to 25% of the value of the fund's total assets may be invested without regard to any such limitation. Notwithstanding the foregoing, to the extent required by rules of the [Commission], the fund will not invest more than 5% of its assets in the obligations of any one bank.
Industry Concentration	Invest less than 25% of its assets in securities issued by banks or invest more than 25% of its assets in the securities of issuers in any other industry, provided that there shall be no limitation on the purchase of obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.	Invest less than 25% of its assets in obligations issued by banks or invest more than 25% of its assets in the securities of issuers in any other industry, provided that there shall be no limitation on the purchase of obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities. Notwithstanding the foregoing, for temporary defensive purposes the fund may invest less than 25% of its assets in bank obligations.

	Acquiring Fund Dreyfus Money Market Fund	Fund Dreyfus Liquid Assets, Inc.
	The Acquiring Fund may not…	The Fund may not…
Lending Portfolio Securities; Loans	Lend any securities or make loans to others, except to the extent permitted under the 1940 Act (which currently limits such loans to no more than 33-1/3% of the value of the fund's total assets). For purposes of this Fundamental Policy, the purchase of debt obligations (including acquisitions of loans, loan participations or other forms of debt instruments) and the entry into repurchase agreements shall not constitute loans by the fund. Any loans of portfolio securities will be made according to guidelines established by the [Commission] and the board.	Make loans to others or lend any securities, except as otherwise permitted by the 1940 Act (which currently limits such loans to no more than 33-1/3% of the value of the fund's total assets), or interpretations or modifications by, or exemptive or other relief from, the [Commission] or other authority with appropriate jurisdiction, and disclosed to investors. For purposes of this Fundamental Policy, the purchase of debt obligations (including acquisitions of loans, loan participations or other forms of debt instruments) and the entry into repurchase agreements shall not constitute loans by the fund. Any loans of portfolio securities will be made according to guidelines established by the [Commission] and the board.
Real Estate; Oil and Gas	Purchase or sell real estate investment trust securities, commodities, or oil and gas interests.	Purchase or sell real estate, [real estate investment trust] securities, commodities, or oil and gas interests.
Underwriting	Underwrite the securities of other issuers.	Act as an underwriter of securities of other issuers, except to the extent the fund may be deemed an underwriter under the Securities Act by virtue of disposing of portfolio securities.
Margin	No investment restriction (fundamental or nonfundamental) adopted by the Acquiring Fund.	Purchase securities on margin.
Short Sales	Sell securities short.	As a Nonfundamental Policy: Sell securities short.
Puts/Calls	Write or purchase put or call options.	As a Nonfundamental Policy: Write or purchase put or call options or combinations thereof.
Investing for Control	Invest in companies for the purpose of exercising control.	As a Nonfundamental Policy: Invest in companies for the purpose of exercising control.
Pledging Assets	Pledge its assets, except in an amount up to 15% of the value of its total assets but only to secure borrowings for temporary or emergency purposes.	As a Nonfundamental Policy: Pledge, hypothecate, mortgage or otherwise encumber its assets, except to the extent necessary to secure permitted borrowings; to facilitate engaging in repurchase agreement transactions; and in connection with the purchase of securities on a when-issued or forward commitment basis.

In addition, each fund's investment objective is a fundamental policy which may be changed only with the approval of the relevant fund's Board of Directors and shareholders.

Money market funds, such as the Acquiring Fund and the Fund, are subject to the requirements of Rule 2a-7 under the 1940 Act, including issuer diversification requirements. These requirements are complex but, generally, immediately after the acquisition of any security:

●	a money market fund other than a single state municipal money market fund must not have invested more than (1) 5% of its total assets in securities issued by the issuer of the security and (2) 10% of its total assets in securities issued by or subject to demand features or guarantees from the institution that issued the demand feature or guarantee (a tax exempt fund need only comply with this 10% requirement with respect to 85% of its assets)

●	a single state fund must not have invested: (1) with respect to 75% of its total assets, more than 5% of its total assets in securities issued by the issuer of the securities and (2) with respect to 75% of its total assets, more than 10% of its total assets in securities issued by or subject to demand features or guarantees from the institution that issued the demand features or guarantee

Exhibit C

Information about Board Members of the Acquiring Fund

Name Year of Birth Position[1]	Principal Occupation During Past 5 Years	Other Public Company Board Memberships During Past 5 Years

Joseph S. DiMartino 1943 Chairman of the Board	Director or Trustee of funds in the BNY Mellon Family of Funds and certain other entities (as listed herein)	CBIZ, Inc., a public company providing professional business services, products and solutions, Director (1997 – Present)
Francine J. Bovich 1951 Board Member	Trustee, The Bradley Trusts, private trust funds (2011 – Present)	Annaly Capital Management, Inc., a real estate investment trust, Director (2014 – Present)
Peggy C. Davis 1943 Board Member	Shad Professor of Law, New York University School of Law (1983 – Present)	N/A
Nathan Leventhal 1943 Board Member	President Emeritus, Lincoln Center for the Performing Arts (2001 – Present) President, Palm Beach Opera (2016 – Present)	Movado Group, Inc., a public company that designs, sources, markets and distributes watches, Director (2003 – 2020)
Robin A. Melvin 1963 Board Member

Trustee, Westover School, a private girls' boarding school in Middlebury, Connecticut (2019 – Present)

Co-Chair, Mentor Illinois, a non-profit organization dedicated to increasing the quality of mentoring services in Illinois (2014 – 2020); Board member, Mentor Illinois (2013 – 2020)

N/A

[1]	Each of the Board members serves on the Board's audit, nominating, compensation, litigation and pricing committees, except that Mr. DiMartino does not serve on the compensation committee.

Each Board member of the Acquiring Fund, with the exception of Ms. Bovich, has been a BNY Mellon Family of Funds board member for over 20 years. Ms. Bovich has been in the asset management business for 40 years. Additional information about each Board member of the Acquiring Fund follows (supplementing the information provided in the table above) that describes some of the specific experiences, qualifications, attributes or skills that each such Board member possesses which the Board of the Acquiring Fund believes has prepared them to be effective Board members. The Board of the Acquiring Fund believes that the significance of each Board member's experience, qualifications, attributes or skills is an individual matter (meaning that experience that is important for one Board member may not have the same value for another) and that these factors are best evaluated at the board level, with no single Board member, or particular factor, being indicative of board effectiveness. However, the Board of the Acquiring Fund believes that Board members need to have the ability to critically review, evaluate, question and discuss information provided to them, and to interact effectively with fund management, service providers and counsel, in order to exercise effective business judgment in the performance of their duties; the Board of the Acquiring Fund believes that its members satisfy this standard. Experience relevant to having this ability may be achieved through a Board member's educational background; business, professional training or practice (e.g., medicine, accounting or law), public service or academic positions; experience from service as a board member or as an executive of investment funds, public companies or significant private or not-for-profit entities or other organizations; and/or other life experiences. The charter for the nominating committee of the Board of the Acquiring Fund contains certain other factors considered by the committee in identifying and evaluating potential board member nominees. To assist them in evaluating matters under federal and state law, the Board members of the Acquiring Fund are counseled by their own independent legal counsel, who participates in Board meetings and interacts with BNYM Investment Adviser, and also may benefit from information provided by BNYM Investment Adviser's counsel; counsel to the Acquiring Fund and to the Board have significant experience advising funds and fund board members. The Board of the Acquiring Fund and its committees have the ability to engage other experts as appropriate. The Acquiring Fund's Board evaluates its performance on an annual basis.

•	Joseph S. DiMartino – Mr. DiMartino has been the Chairman of the Board of the funds in the BNY Mellon Family of Funds for over 20 years. From 1971 through 1994, Mr. DiMartino served in various roles as an employee of Dreyfus (prior to its acquisition by a predecessor of BNY Mellon in August 1994 and related management changes), including portfolio manager, President, Chief Operating Officer and a director. He ceased being an employee or director of Dreyfus by the end of 1994. From July 1995 to November 1997, Mr. DiMartino served as Chairman of the Board of The Noel Group, a public buyout firm; in that capacity, he helped manage, acquire, take public and liquidate a number of operating companies. From 1986 to 2010, Mr. DiMartino served as a Director of the Muscular Dystrophy Association.

•	Francine J. Bovich – Ms. Bovich serves as a Trustee for The Bradley Trusts, private trust funds, and as a Director of Annaly Capital Management, Inc. She is an Emeritus Trustee of Connecticut College, where she served as Trustee from 1986 to 1997, and as Chair of the Investment Sub-Committee for Connecticut College's endowment fund until June 2020. From April 1993 until September 2010, Ms. Bovich was a Managing Director at Morgan Stanley Investment Management, holding various positions including Co-Head of Global Tactical Asset Allocation Group, Operations Officer, and Head of the U.S. Institutional Equity Group. Prior to joining Morgan Stanley Investment Management, Ms. Bovich was Principal, Executive Vice President and Senior Portfolio Manager at Westwood Management Corporation, where she worked from 1986 until 1993. From 1980 to 1986, she worked at CitiCorp Investment Management, Inc. as Managing Director and Senior Portfolio Manager. From 1973 to 1980, Ms. Bovich was an Assistant Vice President and Equity Portfolio Manager at Bankers Trust Company. From 1991 to 2005, she served as U.S. Representative to the United Nations Investments Committee, advising a global portfolio of approximately $30 billion.

•	Peggy C. Davis – Ms. Davis currently serves as the John S. R. Shad Professor of Lawyering and Ethics at New York University School of Law as a writer and teacher in the fields of evidence, constitutional theory, family law, social sciences and the law, legal process and professional methodology and training. Prior to joining the university's faculty in 1983, Ms. Davis served as a Judge of the Family Court of the State of New York. Before her appointment to the bench, she practiced law for ten years in both the commercial and public interest sectors. Ms. Davis also has served as Chair of the Board of the Russell Sage Foundation.

•	Nathan Leventhal – Mr. Leventhal was previously a Commissioner of the New York City Planning Commission. Previously, Mr. Leventhal served in a number of senior positions in New York City Government, including Fiscal Director of the Human Resources Administration and Chief of Staff to Mayor John V. Lindsay, Deputy Mayor to Mayor Ed Koch and Transition Chairman for both Mayors David Dinkins and Michael Bloomberg. Mr. Leventhal is a former partner in the law firm Poletti Freidin Prashker Feldman & Gartner. In the not-for-profit sector, Mr. Leventhal served for 17 years as President of Lincoln Center for the Performing Arts, where he is now President Emeritus.

•	Robin A. Melvin – From 2014 to 2020, Ms. Melvin served as Co-Chair of Mentor Illinois, a non-profit organization dedicated to increasing the quantity and quality of mentoring services in Illinois, and served as a board member from 2013 to 2020. Ms. Melvin served as Director of the Boisi Family Foundation, a private family foundation that supports organizations serving the needs of youth from disadvantaged circumstances, from 1995 to 2012. In that role she also managed the Boisi Family Office, providing the primary interface with all investment managers, legal advisors and other service providers to the family. She has also served in various roles with MENTOR, a national non-profit youth mentoring advocacy organization, including Executive Director of the New York City affiliate, Vice President of the national affiliate network, Vice President of Development, and, immediately prior to her departure, Senior Vice President in charge of strategy. Prior to that, Ms. Melvin was an investment banker with Goldman Sachs Group, Inc. Since 2019 she has served as a Trustee of Westover School, a private girls boarding school in Middlebury, Connecticut.

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting:
The Notice and Prospectus/Proxy Statement are available at www.proxyvote.com.

DREYFUS LIQUID ASSETS, INC.

The undersigned shareholder of Dreyfus Liquid Assets, Inc. (the "Fund") hereby appoints Jeff Prusnofsky and James Bitetto, and each of them, the attorneys and proxies of the undersigned, with full power of substitution, to vote, as indicated herein, all of the shares of common stock of the Fund standing in the name of the undersigned at the close of business on December 18, 2020, at a Special Meeting of Shareholders to be held virtually at 10:30 a.m., Eastern time, on Wednesday, February 24, 2021, and at any and all adjournments thereof, with all of the powers the undersigned would possess if then and there personally present and especially (but without limiting the general authorization and power hereby given) to vote as indicated on the proposal, as more fully described in the Prospectus/Proxy Statement for the meeting.

The meeting will be conducted exclusively online via live webcast. Shareholders may request the meeting credentials by emailing attendameeting@astfinancial.com. Please include your full name, address and the control number found on this proxy form. The meeting will begin promptly at 10:30 a.m., Eastern time. The Fund encourages you to access the meeting a few minutes prior to the start time leaving ample time for the check in. Only shareholders of the Fund will be able to participate in the meeting. You may vote during the meeting by following the instructions available on the meeting website.

THIS PROXY IS SOLICITED BY THE FUND'S BOARD OF DIRECTORS AND WILL BE VOTED FOR THE PROPOSAL SHOWN ON THE REVERSE SIDE UNLESS OTHERWISE INDICATED.

PLEASE SIGN AND DATE ON THE REVERSE SIDE

PROXY TABULATOR

P.O. BOX 9112

FARMINGDALE, NY 11735

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THREE EASY WAYS TO VOTE YOUR PROXY

To vote by Internet

1) Read the Prospectus/Proxy Statement and have the proxy card below at hand.

2) Go to website www.proxyvote.com or scan the QR Barcode above.

3) Follow the instructions provided on the website.

To vote by Telephone

1) Read the Prospectus/Proxy Statement and have the proxy card below at hand.

2) Call 1-877-907-7646.

3) Follow the instructions.

To vote by Mail

1) Read the Prospectus/Proxy Statement.

2) Check the appropriate box on the proxy card below.

3) Sign and date the proxy card.

4) Return the proxy card in the enclosed postage-paid envelope provided.

If you are NOT voting by Telephone or Internet, Please

Sign, Date and Return the Proxy Card

Promptly Using the Enclosed Envelope.

TO VOTE, MARK A BLOCK BELOW IN BLUE OR BLACK INK AS FOLLOWS: ☒

DREYFUS LIQUID ASSETS, INC.

1.	To approve an Agreement and Plan of Reorganization providing for the transfer of all of the assets of the Fund to General Money Market Fund, Inc. (to be restructured and named, on or about February 1, 2021, Dreyfus Money Market Fund (the "Acquiring Fund")), in exchange solely for Class A shares and Dreyfus Class shares (to be renamed, on or about February 1, 2021, Wealth shares and Premier shares, respectively) of the Acquiring Fund having an aggregate net asset value equal to the value of the Fund's net assets and the assumption by the Acquiring Fund of the Fund's stated liabilities (the "Reorganization"). Wealth shares and Premier shares of the Acquiring Fund received by the Fund in the Reorganization will be distributed by the Fund to its shareholders in liquidation of the Fund, after which the Fund will cease operations and will be terminated. Holders of Class Z shares and Class 1 shares of the Fund would receive Wealth shares of the Acquiring Fund and holders of Class 2 shares of the Fund would receive Premier shares of the Acquiring Fund.

FOR	AGAINST	ABSTAIN
☐	☐	☐

2.	In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting and any postponement or adjournment thereof, as described in the Prospectus/Proxy Statement.

Sign, Date and Return the Proxy Card Promptly Using the Enclosed Envelope.

Unmarked but properly signed and dated proxy cards will be voted "FOR" the Reorganization

Signature(s) should be exactly as name or names appearing on this proxy. If shares are held jointly, each holder should sign. If signing is by attorney, executor, administrator, trustee or guardian, please give full title. By signing this proxy card, receipt of the accompanying Notice of Special Meeting of Shareholders and Prospectus/Proxy Statement is acknowledged.

Signature (Please Sign Within Box)	Date	Signature (Joint Owners)	Date

STATEMENT OF ADDITIONAL INFORMATION
December 18, 2020
Acquisition of the Assets of
DREYFUS LIQUID ASSETS, INC.
144 Glenn Curtiss Boulevard
Uniondale, New York 11556-0144
By and in Exchange for Class A shares and Dreyfus Class shares (to be renamed Premier shares and Wealth shares, respectively) of
GENERAL MONEY MARKET FUND, INC. (to be renamed Dreyfus Money Market Fund)
144 Glenn Curtiss Boulevard
Uniondale, New York 11556-0144

This Statement of Additional Information, which is not a prospectus, supplements and should be read in conjunction with the Prospectus/Proxy Statement dated December 18, 2020 relating specifically to the proposed transfer of all of the assets and liabilities of Dreyfus Liquid Assets, Inc. (the "Fund"), in exchange solely for Class A shares and Dreyfus Class shares (to be renamed, on or about February 1, 2021, Premier shares and Wealth shares, respectively) of General Money Market Fund, Inc. (to be restructured and named, on or about February 1, 2021, Dreyfus Money Market Fund (the "Acquiring Fund")). The transfer is to occur pursuant to an Agreement and Plan of Reorganization. This Statement of Additional Information consists of this cover page and the following documents attached hereto:

1.	The Acquiring Fund's Statement of Additional Information, dated March 31, 2020, as revised or amended, May 1, 2020, June 30, 2020, September 1, 2020 and November 23, 2020.

2.	The Acquiring Fund's Annual Report for the fiscal year ended November 30, 2019.

3.	The Acquiring Fund's Semi-Annual Report for the six-month period ended May 31, 2020.

4.	The Fund's Statement of Additional Information, dated January 31, 2020, as revised or amended, February 28, 2020, March 31, 2020, May 1, 2020, June 1, 2020, July 31, 2020, September 1, 2020, September 16, 2020, November 6, 2020, November 16, 2020, November 23, 2020 and December 1, 2020.

5.	The Fund's Annual Report for the fiscal year ended December 31, 2019.

6.	The Fund's Semi-Annual Report for the six-month period ended June 30, 2020.

1

DOCUMENTS INCORPORATED BY REFERENCE

The Acquiring Fund's Statement of Additional Information is incorporated herein by reference to the definitive version thereof filed pursuant to Rule 497 under the Securities Act of 1933, as amended (the "Securities Act"), on November 23, 2020 (File No. 002-72836). The financial statements of the Acquiring Fund (File No. 811-03207) are incorporated herein by reference to the Acquiring Fund's Annual Report for its fiscal year ended November 30, 2019, filed on January 30, 2020, and the Acquiring Fund's Semi-Annual Report for the six-month period ended May 31, 2020, filed on July 31, 2020.

The Fund's Statement of Additional Information is incorporated herein by reference to the definitive version thereof filed pursuant to Rule 497 under the Securities Act on November 30, 2020 (File No. 002-49073). The financial statements of the Fund (File No. 811-02410) are incorporated herein by reference to the Fund's Annual Report for its fiscal year ended December 31, 2019, filed on March 2, 2020, and the Fund's Semi-Annual Report for the six-month period ended June 30, 2020, filed on August 24, 2020.

SUPPLEMENTAL FINANCIAL INFORMATION

Tables showing the fees and expenses of the Acquiring Fund and the Fund, and the fees and expenses of the Acquiring Fund on a pro forma basis after giving effect to the proposed Reorganization, are included in "Summary—Comparison of the Acquiring Fund and the Fund—Fees and Expenses" in the Prospectus/Proxy Statement.

The Reorganization will not result in a material change in the Fund's investment portfolio due to the investment restrictions of the Acquiring Fund. As a result, a schedule of investments of the Fund modified to show the effects of such change is not required and is not included.

There are no material differences in accounting policies of the Fund as compared to those of the Acquiring Fund.

2

general money market fund, inc.
PART C
OTHER INFORMATION

Item 15	Indemnification.
The response to this item is incorporated by reference to Item 30 of Part C of Post-Effective Amendment No. 65 to the Registrant's Registration Statement on Form N-1A (the "Registration Statement"), filed on March 27, 2020 ("Post-Effective Amendment No. 65").

Item 16	Exhibits.
(1)(a)	Registrant's Articles of Incorporation, dated May 14, 1981, are incorporated by reference to Exhibit (1)(a) of Post-Effective Amendment No. 19 to the Registration Statement, filed on March 29, 1995 ("Post-Effective Amendment No. 19").

(1)(b)	Registrant's Articles of Amendment, dated January 3, 1995, are incorporated by reference to Exhibits (1)(b) of Post-Effective Amendment No. 19.

(1)(c)	Registrant's Articles Supplementary, dated January 11, 1995, are incorporated by reference to Exhibits (1)(c) of Post-Effective Amendment No. 19.

(1)(d)	Articles of Amendment are incorporated by reference to Exhibit (a)(2) of Post-Effective Amendment No. 32 to the Registration Statement, filed on March 29, 2000 ("Post-Effective Amendment No. 32").

(1)(e)	Articles Supplementary are incorporated by reference to Exhibit (a)(3) of Post-Effective Amendment No. 32.

(1)(f)	Articles Supplementary, dated July 16, 2008, are incorporated by reference to Exhibit (a)(3) of Post-Effective Amendment No. 41 to the Registration Statement, filed on March 27, 2009.

(1)(g)	Articles Supplementary are incorporated by reference to Exhibit (a)(4) of Post-Effective Amendment No. 55 to the Registration Statement, filed on June 4, 2015.

(1)(h)	Articles Supplementary are incorporated by reference to Exhibit (a)(5) of Post-Effective Amendment No. 57 to the Registration Statement, filed on March 29, 2016 ("Post-Effective Amendment No. 57").

(1)(i)	Form of Articles of Amendment.*

(2)	Registrant's Amended and Restated By-Laws, dated July 1, 2011, are incorporated by reference to Exhibit (b) of Post-Effective Amendment No. 65.

(3)	Not Applicable.

(4)	Agreement and Plan of Reorganization.*

(5)	Reference is made to Exhibits (1) and (2) hereof.

(6)	Form of Management Agreement between the Registrant and BNY Mellon Investment Adviser, Inc.*

(7)(a)	Distribution Agreement between the Registrant and BNY Mellon Securities Corporation, Amended and Restated June 3, 2019, is incorporated by reference to Exhibit (e)(1) of Post-Effective Amendment No. 65.

(7)(b)	Forms of Supplement to Service Agreements, dated October 1, 2006, are incorporated by reference to Exhibit (e)(3) of Post-Effective Amendment No. 39 to the Registration Statement, filed on March 30, 2007.

(7)(c)	Form of Broker/Dealer Selling Agreement is incorporated by reference to Exhibit (e)(3) of Post-Effective Amendment No. 65.

(7)(d)	Form of Bank Selling Agreement is incorporated by reference to Exhibit (e)(4) of Post-Effective Amendment No. 65.

(7)(e)	Form of Service Agreement is incorporated by reference to Exhibit (e)(5) of Post-Effective Amendment No. 57.

(8)	Not Applicable.

(9)(a)	Custody Agreement between the Registrant and The Bank of New York Mellon, dated January 1, 2011, is incorporated by reference to Exhibit (g)(1) of Post-Effective Amendment No. 44 to the Registration Statement, filed on March 30, 2011.

(9)(b)	Amendment to Custody Agreement between the Registrant and The Bank of New York Mellon, dated October 1, 2013, is incorporated by reference to Exhibit (g)(2) of Post-Effective Amendment No. 50 to the Registration Statement, filed on March 28, 2014.

(9)(c)	Second Amendment to Custody Agreement between the Registrant and The Bank of New York Mellon, dated December 22, 2016, is incorporated by reference to Exhibit (g)(3) of Post-Effective Amendment No. 59 to the Registration Statement, filed on March 30, 2017.

(9)(d)	Form of Subcustodial Undertaking in Connection with Master Repurchase Agreement between the Registrant and The Bank of New York Mellon is incorporated by reference to Exhibit (g)(2) of Post-Effective Amendment No. 43 to the Registration Statement, filed on March 29, 2010.

(10)(a)	Rule 12b-1 Service Plan (Class A), dated May 26, 1994 as amended January 26, 2000, is incorporated by reference to Exhibit (m)(1) of Post-Effective Amendment No. 32.

(10)(b)	Form of Rule 18f-3 Plan.*

(11)	Opinion and Consent of Registrant's counsel.*

(12)	Opinion and Consent of counsel regarding tax matters.**

(13)(a)	Form of Shareholder Services Plan with respect to Premier shares.*

(13)(b)	Form of Shareholder Services Plan with respect to Wealth shares and Service shares.*

(13)(c)	Form of Amended and Restated Transfer Agency Agreement between the Registrant and Dreyfus Transfer, Inc., dated May 29, 2012, is incorporated by reference to Exhibit (h)(2) of Post-Effective Amendment No. 48 to the Registration Statement, filed on March 28, 2013.

(14)	Consent of Ernst & Young LLP, the independent registered public accounting firm of the Registrant and Dreyfus Liquid Assets, Inc.*

(15)	Not Applicable.

(16)	Power of Attorney.*

________________________

*	Filed herein or herewith.
**	To be filed by post-effective amendment.

Item 17.	Undertakings.

(1)	The undersigned Registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this registration statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) under the Securities Act of 1933, as amended (the "Securities Act"), the reoffering prospectus will contain the information called for by the applicable registration form for reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

(2)	The undersigned Registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to the registration statement and will not be used until the amendment is effective, and that, in determining any liability under the Securities Act, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

(3)	The undersigned Registrant agrees to file by post-effective amendment the final opinion of counsel regarding tax matters within a reasonable period of time after receiving such opinion.

(4)	Insofar as indemnification for liability arising under the Securities Act may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

SIGNATURES

As required by the Securities Act of 1933, this Amendment to the Registration Statement has been signed on behalf of the Registrant, in the City of New York, and State of New York on the 18th day of December, 2020.

GENERAL MONEY MARKET FUND, INC.

By:	/s/ Renee LaRoche-Morris*
Renee LaRoche-Morris, President

Pursuant to the requirements of the Securities Act of 1933, the following persons in the capacities and on the date indicated have signed this Amendment to the Registration Statement.

Signatures	Title	Date

/s/ Renee LaRoche-Morris*	President (Principal Executive Officer)	December 18, 2020
Renee LaRoche-Morris
/s/ James Windels*	Treasurer (Principal Financial Officer and Accounting Officer)	December 18, 2020
James Windels

/s/ Joseph S. DiMartino*	Chairman of the Board	December 18, 2020
Joseph S. DiMartino

/s/ Francine J. Bovich*	Board Member	December 18, 2020
Francine J. Bovich

/s/ Peggy C. Davis*	Board Member	December 18, 2020
Peggy C. Davis

/s/ Robin A. Melvin*	Board Member	December 18, 2020
Robin A. Melvin

/s/ Nathan Leventhal*	Board Member	December 18, 2020
Nathan Leventhal

*By:	/s/ Jeff Prusnofsky
Attorney-in-fact, Jeff Prusnofsky

Exhibit Index

(1)(i)	Form of Articles of Amendment.
(6)	Form of Management Agreement between the Registrant and BNY Mellon Investment Adviser, Inc.
(10)(b)	Form of Rule 18f-3 Plan.
(11)	Opinion and Consent of Registrant's counsel.
(13)(a)	Form of Shareholder Services Plan with respect to Premier shares.
(13)(b)	Form of Shareholder Services Plan with respect to Wealth shares and Service shares.
(14)	Consent of Ernst & Young LLP, the independent registered public accounting firm of the Registrant and Dreyfus Liquid Assets, Inc.
(16)	Power of Attorney.